UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04262

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

106 Annjo Court, Suite A, Forest, Virginia 24551

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: (434) 846-1361

(Name and Address of Agent for Service)

David D. Basten

President

American Pension Investors Trust

106 Annjo Court, Suite A

Forest, Virginia 24551

Copy to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Date of fiscal year end: January 31

Date of reporting period: January 31, 2024

Item 1.	Report to Shareholders.

(a)

YORKTOWN GROWTH FUND

YORKTOWN MULTI-SECTOR BOND FUND

YORKTOWN SHORT TERM BOND FUND

YORKTOWN SMALL CAP FUND

ANNUAL REPORT DATED January 31, 2024

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

CONTENTS

Letter to Shareholders	1-9
Financial Statements
Schedule of Investments
Growth Fund	10-13
Multi-Sector Bond Fund	14-25
Short Term Bond Fund	26-36
Small Cap Fund	37-38
Statements of Assets and Liabilities	39-40
Statements of Operations	41
Statements of Changes in Net Assets	42-45
Financial Highlights
Growth Fund	46-48
Multi-Sector Bond Fund	49-52
Short Term Bond Fund	53-55
Small Cap Fund	56-58
Notes to the Financial Statements	59-76
Report of Independent Registered Public Accounting Firm	77-78
Additional Federal Tax Information	79-80
Performance and Growth of $10,000 Graphs	81-84
Expense Examples	85-86
Other Information	87
Trustees and Officers	88-91
Privacy Notice	92-93

Letter to Shareholders (Unaudited)

January 31, 2024

Dear Fellow Shareholders,

We are pleased to provide you with this annual report for our fiscal year ended January 31, 2024. The report is constructed in a manner to provide an encompassing view of your Yorktown Funds investment, the ever-shifting financial markets, and our expectations for how markets might evolve. The report also focuses on what we feel are marketplace investment opportunities and how our products and services are designed and utilized in a manner to meet the needs of our shareholders and their financial advisors. By doing so in this manner, we hope to help interested parties so that they might utilize our insight and products to successfully execute an investment strategy that takes advantage of these opportunities.

The focus for 2023 was all on the Federal Open Market Committee (“FOMC”). The Fed was dogged in its assault on inflation and remained true to the aggressive tightening battle plan it had begun in 2022. Indeed, beginning in February 2023, the Fed hiked interest rates four more times during the year, each at 25 basis points (bps), raising the Fed Funds Target Rate to 5.50% (upper bound). The tightening influenced market activity in a number of ways, including liquidity and credit. Two of the bigger investment groups, mutual funds battling redemptions and resulting outflows, and insurance companies tired of the volatility, quietly stepped away from engaging in market activity, creating an unfavorable new issue environment that made issuers reluctant to utilize the primary market too aggressively. This dearth of activity in the primary market, in turn, had a negative impact on secondary trading. That wasn’t to say that liquidity dried up. Indeed, liquidity was strong to adequate during most of the year. Rather, what did shift was the liquidity premium, which increased in a noticeable manner, creating a penalty on those who needed to sell during this time. The dampening of demand eventually overwhelmed the market, and by the end of the summer, it was a dreary issuance and trading market, to be sure.

Sprinkled in there were credit issues that captured the market’s attention for short but notable moments. In March of 2023, Silicon Valley Bank (SVB) collapsed, and in its wake, a few other smaller banks followed suit. On the heels of this, a large global bank, Credit Suisse, became impaired enough to require an arranged marriage with a fellow Swiss bank, UBS. There were also geopolitical events to navigate, including the ongoing war in Ukraine and the conflict in Gaza. All of these sent shock waves through the credit markets, which added additional concerns about credit and volatility in the face of the Fed’s tightening mission. And yet, by calendar year-end 2023, the markets embraced optimism that the worst was behind us. The FOMC paused and held rates steady during the last three calendar year meetings. The market wholeheartedly embraced not only the path that seemed like there would be less likelihood of further rate hikes but also that, at some point, we would bear witness to a rate cut. The impact to this in the market was swift. In October of 2023, the 2-year treasury yield climbed to 5.22%. By year-end 2023, the yield on the 2-year treasury had fallen to 4.25%, a noteworthy 97 bps move. The type of movement in the 10-year treasury was even more dramatic. In October of 2023, the 10-year treasury yield was 4.99%, and by year-end, it had fallen to 3.88%, a move of 110 bps. Risk assets reacted positively to this change as well. Bitcoin hit a low of $20,097 in March of 2023, and by year-end 2023, was reported to be $41,933. And equity markets jumped similarly. The S&P 500 started the year at 3,824 and ended the year at 4,770. In the same period, the NASDAQ began at an uninspiring 10,386 but managed to end the year up at 15,011. Lastly, credit spreads on CCC-rated corporate securities, the weakest in the fixed-income credit stack, began the year at 1,158 and widened out to 1,186 in March of 2023 before rallying with the rate exuberance to finish the year at 902.

The rate rally that closed the year dramatically shifted the direction of returns. Indeed, the rate rally did most of the heavy lifting, lifting most asset classes to annual positive returns in a very short time frame. For the fiscal year ended January 31, 2024, the domestic equity market, as measured by the S&P 500, was up 18.9%. Yet, the biggest part of that gain occurred in the last few months, with the S&P 500 up 13.0% from October 1, 2023, to January 31, 2024. Same with the NASDAQ, which was up 30.9% for the fiscal year but up 15.5% alone for the last three months; and with global stocks, as measured by the MSCI EAFE, which was up 7.0% for the fiscal year and 15.4% for the last three months of the fiscal year. The Fed’s move to a neutral stance was even more impactful for the bond market. The Bloomberg Global Aggregate Bond Index, representing performance in global high-grade bonds, was up around 1.0% for the fiscal year, but in the last three months, up 7.9%. The Bloomberg Global High Yield Index, representing global sub-investment grade risk, is up 9.6% for the fiscal year, the bulk of that, 8.9%, coming in the last three months. Lastly, the Bloomberg Barclays US Aggregate Bond Index, representing investment grade risk, was up 2.1% for the fiscal year and 8.2% for the last three months of the same time frame.

And yet, perhaps we were too keen on embracing the good news. The rate rally at the end of the calendar year was furious and filled with optimism, but the last month of the fiscal year seemed to indicate we might have been too eager. Rates did back up some in the last month, and as we move into the next fiscal year, there is a need to make sure the rate optimism isn’t a mirage.

Our outlook for the near term is similar to what we focused on the previous year. A softer landing appears to be coming into focus. The overall risk with regard to a recession is fading. But we continue to feel there are bound to be some bumps along the way, and we continue to focus on ripples still bubbling under the surface. Commercial real estate remains something still yet to be dealt with. There are concerns that community and regional banks, the local lenders utilized a great deal for commercial real estate projects, are not quite out of the woods, and there is still some fallout to be dealt with. We also continue to focus on what higher rates have meant to weaker non-investment grade corporate credits and what damage to their credit profile has been done. And we remain on guard for any shift in the health of the consumer, who has been eager to keep spending, but utilize means other than savings to pay for that spending. All of which encourages us to keep on a conservative path near-term, as we await whatever step-back we might still see.

Year in Review

The FOMC spent the year in a historic fight against inflation, using every tool it had in its bag, including what seemed a non-stop Fed Governors speakers circuit meant to hammer home the messaging. The Fed’s work seemed to do the trick, and while still not at Fed targets, we have made enough progress that the conversation has quickly turned back to when “will rate cuts be in our sightlines?” The Bureau of Labor Statistics (“BLS”) reported the US Consumer Price Index (“CPI”) year over year as 3.4% for year-end 2023, down from the 6.5% at year-end 2022. The Fed’s preferred gauge, the Personal Consumption Expenditures (“PCE”), exhibited similar progress as the Bureau of Economic Analysis (“BEA”) reported PCE for year-end 2023 at 2.9% year over year versus the 4.9% reported at year-end 2022.

It was expected at some point that the economy would weaken or that the Fed’s efforts to control inflation would cause the economy to pump the brakes some. This, of course, would have provided the Fed a window or opportunity to stop sooner. That proved difficult, however, as jobs data continued to outperform expectations despite the cooling. As of the end of calendar year 2023, the unemployment rate was reported by BLS as 3.70%, a slight tick up from the end of year 2022’s 3.60% and just off the 20-plus year low of 3.57% reported in September 2022. In that same report, the BLS reported total nonfarm payroll employment increased by 216,000 in December, roughly the eighth time that metric registered over a 200k increase month to month over the previous year. GDP increased at an annual rate of 3.3% for the fourth quarter of 2023, according to the BEA, and 6.3% for annual growth. Lastly, consumer sentiment seemed to be picking up momentum into year-end, with the Conference Board Consumer Confidence Index reported at 108 at year-end 2023, the highest reading since year-end 2022 and the third straight monthly increase for that calendar year.

That sentiment is reflective of the consumers’ resilience, which has carried the economy. The consumer has done more than its fair share, with PCE reported by the BEA at year-end December 2023 as an increase of 0.7% over the previous month and 5.9% year over year. In fact, according to the US Bank, consumer spending represented about 68% of GDP in 2023. And yet, therein lies our biggest concerns going forward. Last year, we pointed out that the consumer seemed to be heavily relying on external means to keep spending. That doesn’t seem to have changed much. The Federal Reserve reported credit cards and other revolving plans breached $1.0 trillion in July of 2023 and, by year-end, was reporting that amount as some $1.03 trillion. Household debt payments as a percent of disposable personal income were reported to have risen to 9.8% at the end of the third quarter of 2023, consistent with the elevated level of the previous year. The BEA reported that the US personal savings as a percent of disposable personal income was at a 12-month low of 3.7%. Given the consumer’s importance, there is a lot riding on the employment market to remain strong. As a result, we remain vigilant when monitoring employment factors and reported results.

There is a light at the end of the tunnel; inflation has improved enough that the Fed has paused, and there are expectations that there will likely be a rate cut coming. The market seems eager to move forward. The investment teams remain vigilant for opportunities that are sure to surface during the year and are focused on monitoring conditions, trends, and shifts in the economy and global markets that will help those opportunities come to fruition.

The Market Impact

Income Funds

The story in fixed income remained the FOMC’s crusade against inflation as it made its pilgrimage to the land of neutral policy rate. During the last calendar year, the Fed limited their rate hikes to a count of 4, each of those being 25 bps, before deciding to pause. For the fiscal year ended January 31, 2024, the market reaction reflected acceptance with the Fed and a feeling of inevitability. As a result, the market seemed to simply put their collective hands up and step back. This type of capitulation resulted in ripples across the capital markets, a good deal of which meant demand faded. Issuance in the primary market slowed, and trading activity in the secondary market dropped off. A concern would be if that had caused liquidity to disappear. It didn’t. Liquidity was available, especially in the secondary market, but there was a noticeable and punitive liquidity premium for those who needed to tap it. Interestingly enough, while the 2-year treasury bounced around during the fiscal year, a simple year-over-year comparison would almost indicate the fiscal year was a non-event for treasury yields on the short end of the curve. However, the volatility during the year tells a different story. The 2-year treasury note started the fiscal year off at a 4.10% yield, rallied to a 3.77% yield in March of 2023, sold off, and peaked at an eye-opening 5.22% yield in October before a furious end-of-year rally pushed the yield to 4.21%.

Liquidity seemed adequate, despite the feeling of malaise in the market. Nevertheless, issuers seemed reluctant to tap the market for any reasons other than a particular necessary need for financing, and investors seemed reluctant to enter the market too aggressively. According to Sifma, total corporate debt issuance in calendar year 2023 was reported to be around $1.44 trillion, which was slightly better than the $1.35 trillion reported in calendar year 2022 but significantly down from the $1.96 trillion reported in 2021. Most of the lack of activity can be attributed to high yield, which once again was muted by a lack of interest on the investor side. In calendar year 2023, Sifma reported primary issuance was $183.6 billion, which was a step up from the $112 billion reported in calendar year 2022 but a significant decrease from the multi-year high of $486.4 billion reported in calendar year 2021. The subdued primary market translated into muted secondary trading as well. As mentioned, neither of these conditions seemed to harm or give market participants any inkling that liquidity was dried up or stressed in any manner. However, what was noticeable was the cost of using that liquidity.

In March of 2023, Silicon Valley Bank (SVB) collapsed. This resulted in ripples throughout the banking sector and, most notably, resulted in other smaller banks falling by the wayside. It started to feel like a banking crisis, when around the same time, Credit Suisse stumbled bad enough that it required an arranged marriage with fellow Swiss bank, UBS. This resulted in credit spiking in terms of spreads, with the CCC credits, the weakest of the corporate credit stack, widening out to 1186 bps at the peak of the banking concerns. As time went on, however, and investors, regulators, and other participants caught their breath, corporate credit tightened. Indeed, CCC credits began the fiscal year at 1044 bps and spiked up to 1186 bps in March before tightening and ending the fiscal year at 953 bps. Investment grade credit moved in sympathy with the CCC credit spreads. For the fiscal year, BBB OAS began at 156 bps, widened out to 196 bps during the worst of the SVB volatility, and ended the fiscal year at 126 bps, an improvement of 30 bps from where the fiscal year had started.

The Fed has paused, and there is now an anticipation in the market that rate cuts are on the horizon. The timing of the pivot is still unknown as current economic data has been robust enough to push the need for a rate cut further out. Nevertheless, rates are due to rally, and we expect this will lead to a strong fixed-income market for the coming year. Market activity and primary issuance are expected to be robust, and investors seem poised and eager to take advantage of the higher rates while they can. We would expect a rally in the overall market but remain wary of tail risk in terms of credit issues that still haven’t fully revealed themselves due to whatever negative fallout the higher rates had. On a near-term basis, we feel optimistic about the coming fiscal year for the fixed-income market. We expect opportunities to be ample and a means to build a foundation to capture overperformance going forward.

Multi-Sector Bond Fund

The Fed and its fight against inflation was a daily watch for market participants. The other news that swayed markets and captured the market’s focus at the end of the first quarter of the calendar year was the banking sector suddenly thrust back into an unwanted spotlight due to the collapse of Silicon Valley Bank (SVB) and the forced sell of Credit Suisse. SVB’s issues brought out the short-sellers and credit hawks in mass. Within a matter of weeks, a few more names dropped by the wayside. Credit Suisse’s end happened virtually overnight, at a pace not seen since the Great Financial Crisis. The end result was a spiking in credit spreads and a noticeable lack of liquidity in the small banking sector. Nevertheless, by the end of the fiscal year, the rate rally had erased the earlier banking sector issues from the market’s memory.

Going forward, we anticipate a more welcoming rate environment with a future rate rally on the horizon. We remain wary of credit spread widening in the weaker part of the corporate credit stack and feel commercial real estate tail risk is still a concern lurking in certain bank balance sheets. We continue to put our focus on high credit quality, liquid securities and an overall diversified portfolio.

The portfolio finished strongly over the last half of the calendar year despite the rate volatility and geopolitical climate. Performance, especially over the last half of the year, benefitted from the portfolio being positioned to embrace rate movement opportunistically and was strategically positioned in higher credit quality, more liquid securities in anticipation of a tighter credit market. For the fiscal year ended January 31, 2024, the Multi-Sector Bond Fund’s Class I Shares (APIIX) had a total return of 5.02% versus a total return of 2.10% for the Bloomberg U.S. Aggregate Index over the same period.

Short Term Bond Fund

The Short Term Bond Fund proved to be a safe harbor in the rate and credit storm that affected longer-duration investment strategies and those carrying significant credit exposures. Given the inverted curve, it was not a surprise that the rate rally at the end of the calendar year was beneficial to the Short Term Bond Fund, given its duration and bond maturity ladder. Additionally, the Fund, which has a portfolio mostly composed of investment grade credits, was able to thrive in a credit environment that saw some issues in the first quarter due to the banking sector issues and later in the year, when high yield witnessed liquidity and credit spread widening issues.

The near-term rate outlook appears to be a favorable one for the Short Term Bond Fund. We anticipate a rate rally, and the front end of the yield curve should benefit well in such a scenario. Given our outlook for a softer credit environment, the portfolio remains concentrated in high credit quality securities with strong diversification and a profile focused on highly liquid exposures. We have a conservative credit outlook and an investment thesis that prioritizes limiting NAV volatility. This is an extension of how we have previously approached this anticipated rate environment, and we expect it will be beneficial over the near term in maintaining value and building further upon our base of solid performance.

The Short Term Bond Fund was a top performer over the past fiscal year. The performance was attributable to his portfolio being properly positioned in anticipation of favorable rate movement in the short end of the yield curve and a portfolio composed of highly liquid, high credit quality investment grade securities. For the fiscal year ended January 31, 2024, the Short Term Bond Fund’s Class I Shares (APIBX) had a total return of 5.13% versus a total return of 4.96% for the Bloomberg U.S. Corporate 1 – 5 Years Total Return Index over the same period.

Equity Funds

In 2023, the Russell 2000 Index had a remarkable performance, rising by 16.93% during the year. This was the best annual return for the index since 2019 when it gained 25.52%. The index, which tracks the performance of approximately 2000 small-cap U.S. companies, underperformed the large-cap S&P 500 Index, which rose by 24.8% in 2023. The small-cap sector showed resilience and growth potential in the face of the COVID-19 pandemic, benefiting from the easing of monetary policy, the recovery of consumer demand, and the optimism about the vaccine rollout.

The Russell 2000 Index had a strong start in 2023, gaining 2.74% in the first quarter. This was driven by the expectations of a robust fiscal stimulus package from the Biden administration, the approval of several COVID-19 vaccines, and the improvement of the economic outlook.

The Russell 2000 Index continued to gain ground during the second quarter, rising by 5.21%. The index was supported by the progress of the vaccination campaign, the reopening of the economy, and the strong earnings reports from small-cap companies.

After a significant pullback during the third quarter which saw the Russell 2000 Index decline by 5.13%, the Russell 2000 Index continued its rally in the fourth quarter, rising by 14.03%. This was the best quarterly performance for the index since the fourth quarter of 2020 when it gained 30.61%. The index was boosted by the approval of the infrastructure bill, the easing of the supply chain bottlenecks, and the positive market sentiment. The index also outperformed the Russell 1000 Index, which rose by 11.96% in the same period.

Small-cap stocks are expected to maintain their momentum in 2024 as the U.S. economy continues to recover from the pandemic, and monetary policies increasingly look to be more supportive in the near future. According to analysts at Capital.com, the Russell 2000 Index could reach as high as 2,500 by the end of 2024, which would imply a 23% increase from the current level of 2,027.07 at the end of December. However, the index could also face some volatility and uncertainty as the inflation and interest rate environment changes and geopolitical and trade tensions persist. Therefore, investors should be prepared for some fluctuations and diversify their portfolios accordingly.

Growth Fund

The Growth Fund’s Institutional Class posted a return of 8.92% for the fiscal year ended January 31, 2024, compared to the MSCI World Index of 17.59% and Global Small/Mid Stock Category of 0.26%.

The Growth Fund’s top three positive contributors to performance were Super Micro Computer, Disco Corporation, and Saia. The Fund’s top three detractors to performance were Driven Brands, Nutrien and Etsy. Super Micro has established itself as an early launch partner for companies like Nvidia, AMD, and Intel for CPUs and GPU accelerators. Disco Corporation is a Japanese company that manufactures and distributes precision process equipment for the semiconductor industry. Like Super Micro, Disco has benefitted from strong growth in the semi-sector. Saia is a leading transportation provider that reported a 14.5% year-over-year increase in revenues. Driven Brands is the subject of a class action lawsuit, which has had a negative impact on its stock performance. Nutrien has been impacted by weather and geopolitical issues that hurt grain and oilseed production and trade flows, resulting in tight inventories. Etsy recently cut 11% of their staff as the CEO stated the company is in an unsustainable trajectory.

Small Cap Fund

The Yorktown Small Cap Fund had a solid performance for the year ended January 31, 2024, gaining 4.21%. Fund benchmarks, the Russell 2000 Growth and the Russell 2000, rose by 4.46% and 2.40%, respectively. The three sectors that aided relative portfolio performance the most during the year included electronic technology, energy minerals, and consumer services. These sectors were among the best performers in the Russell 2000 Index, as they benefited from the increased demand for industrial goods, metals, and chemicals. The fund had overweight positions in these sectors, which added to the relative performance.

Industrial services, technology services, and communications were the three sectors that hindered relative performance the most during the year. The fund had overweight positions in these sectors, which subtracted from the relative performance.

Stock selection contributed to positive relative performance but, unfortunately, was overshadowed by sector allocation, which hindered relative performance for the year. The fund had some successful stock picks, such as Rambus Inc., Mueller Industries, and Alpha Metallurgical Resources, which delivered strong returns of 90.54%, 62.34%, and 133.81%, respectively. However, the fund also had some disappointing stock picks, such as Sanmina Corporation, NV5 Global, Inc., and Iridium Communications, Inc., which suffered losses of 29.84%, 16.02%, and 30.09% respectively.

David D. Basten
Founder & Chief Executive Officer
Yorktown Funds

Investing involves risk, including loss of principal. Diversification does not ensure a profit or guarantee against loss. High yield securities are subject to greater levels of interest rate, credit and liquidity risk. In general, as prevailing interest rates rise, fixed income securities prices will fall.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Yorktown Funds before investing. The Yorktown Funds’ prospectus contains this and other information about the Yorktown Funds and should be read carefully before investing. You may obtain a current copy of the Yorktown Funds’ prospectus by calling (888) 933-8274. The performance quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment in the Yorktown Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Distributed by Ultimus Fund Distributors, LLC. (Member FINRA)

Yorktown Growth Fund

SCHEDULE OF INVESTMENTS

January 31, 2024

Fund Holdings (as a percentage of net assets)

Technology	27.66%
Industrials	20.12%
Materials	12.22%
Consumer Discretionary	11.94%
Financials	9.18%
Health Care	7.09%
Consumer Staples	2.97%
Communications	2.69%
Energy	2.34%
Real Estate	2.29%
Utilities	1.09%
Other	0.41%
100.00%

	Shares	Fair Value
COMMON STOCKS — 99.59%
Communications — 2.69%
Gravity Co. Ltd. - ADR(a)	5,100	$330,582
M3, Inc. - ADR	36,500	285,430
Nexstar Media Group, Inc.	1,600	284,336
Seek Ltd. - ADR(a)	9,800	323,694
Take-Two Interactive Software, Inc.(a)	3,400	560,762
Trade Desk, Inc. (The), Class A(a)	5,700	390,051
		2,174,855
Consumer Discretionary — 11.94%
Boyd Gaming Corp.	5,300	336,497
Brunswick Corp.	2,700	217,836
Compagnie Financiere Richemont SA - ADR	25,900	384,097
Copart, Inc.(a)	9,400	451,576
D.R. Horton, Inc.	3,600	514,476
Dorman Products, Inc.(a)	3,700	301,217
Evolution AB - ADR	2,600	305,890
Evolution AB	2,600	305,570
Floor and Decor Holdings, Inc., Class A(a)	3,000	301,680
GMS, Inc.(a)	3,100	260,896
LCI Industries	4,800	534,144
Lithia Motors, Inc., Class A	2,100	619,185
M.D.C. Holdings, Inc.	6,600	413,028
MasterBrand, Inc.(a)	40,650	571,946
MonotaRO Co. Ltd. - ADR	29,500	276,857
Patrick Industries, Inc.	3,700	371,443
PHINIA, Inc.	10,470	316,613
Pool Corp.	1,410	523,462
PulteGroup, Inc.	4,000	418,240
RH(a)	1,300	329,524
Skyline Champion Corp.(a)	4,400	301,312
Taylor Morrison Home Corp.(a)	7,400	385,836
THOR Industries, Inc.	3,325	375,791
Tractor Supply Co.	1,450	325,670
Vipshop Holdings Ltd. - ADR(a)	17,500	278,075
Yeti Holdings, Inc.(a)	5,200	228,644
		9,649,505
Consumer Staples — 2.97%
Bunge Global SA	3,200	281,888
Casey’s General Stores, Inc.	1,200	325,632
Five Below, Inc.(a)	2,400	430,704
Performance Food Group Co.(a)	5,630	409,189
Seaboard Corp.	80	288,240
Seven & I Holdings Co., Ltd. - ADR	15,250	300,883
Simply Good Foods Co. (The)(a)	9,800	370,440
		2,406,976
Energy — 2.34%
Civitas Resources, Inc.	4,600	298,126
HF Sinclair Corp.	6,100	344,589
Matador Resources Co.	5,100	279,939
Ovintiv, Inc.	10,300	436,926
Texas Pacific Land Corp.	160	233,813
Vitesse Energy, Inc.	14,170	297,712
		1,891,105

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Financials — 9.18%
AllianceBernstein Holding LP	10,250	$343,887
Carlyle Group, Inc. (The)	10,600	424,212
Deutsche Boerse AG - ADR	31,000	615,660
Evercore Partners, Inc., Class A	2,375	407,859
Franklin Resources, Inc.	9,600	255,648
Hamilton Lane, Inc., Class A	3,300	382,602
Houlihan Lokey, Inc., Class A	3,850	461,153
Jefferies Financial Group, Inc.	10,700	436,132
KKR & Co., Inc.	9,700	839,826
LPL Financial Holdings, Inc.	2,990	715,178
PJT Partners, Inc., Class A	3,900	375,063
Raymond James Financial, Inc.	6,450	710,661
Stifel Financial Corp.	4,900	357,455
StoneX Group, Inc.(a)	4,800	315,600
Tradeweb Markets, Inc., Class A	4,850	462,641
XP, Inc., Class A	12,800	314,624
		7,418,201
Health Care — 7.09%
Align Technology, Inc.(a)	1,725	461,127
Amphastar Pharmaceuticals, Inc.(a)	5,700	304,152
Charles River Laboratories International, Inc.(a)	1,800	389,304
Genmab A/S - ADR(a)	10,100	278,861
Globus Medical, Inc., Class A(a)	6,400	337,856
ICON PLC(a)	2,450	639,131
Medpace Holdings, Inc.(a)	1,800	524,844
Penumbra, Inc.(a)	1,850	466,552
QIAGEN NV(a)	5,917	258,336
QuidelOrtho Corp.(a)	3,600	246,636
Repligen Corp.(a)	2,150	407,210
Sonic Healthcare Ltd. - ADR	13,200	274,032
Sonova Holding AG - ADR	6,780	434,408
Straumann Holding AG - ADR	23,000	351,900
WillScot Mobile Mini Holdings Corp.(a)	7,500	354,750
		5,729,099
Industrials — 20.12%
A.P. Moller - Maersk A/S - ADR	36,500	335,070
Ashtead Group PLC - ADR	1,450	387,802
Atkore, Inc.(a)	3,800	579,614
Camtek Ltd.(a)	5,200	404,768
Clean Harbors, Inc.(a)	1,450	243,542
Comfort Systems USA, Inc.	1,600	347,952
Core & Main, Inc., Class A(a)	13,300	549,423
Disco Corp. - ADR	37,500	1,012,875
DSV A/S - ADR	3,850	343,844
Expeditors International of Washington, Inc.	2,600	328,458
Fluidra SA	15,600	339,138
Franklin Electric Co., Inc.	6,000	565,560
Generac Holdings, Inc.(a)	3,100	352,377
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR	4,550	334,470
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR	1,750	272,808
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	1,390	406,353
Hayward Holdings, Inc.(a)	21,600	270,432
IES Holdings, Inc.(a)	5,400	442,584
Ingersoll Rand, Inc.	9,700	774,642
Installed Building Products, Inc.	1,300	253,305
J.B. Hunt Transport Services, Inc.	1,500	301,470
Korn/Ferry International	5,700	334,419
Kuehne & Nagel International AG - ADR	6,200	423,398
Landstar System, Inc.	2,250	431,370
Littelfuse, Inc.	1,150	278,185
Mueller Industries, Inc.	7,800	374,400
NIBE Industrier AB	43,800	264,076
Prysmian SpA - ADR	15,000	332,820
Prysmian SpA	14,400	637,770

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
RBC Bearings, Inc.(a)	1,000	$268,540
Regal Rexnord Corp.	2,300	306,958
Rollins, Inc.	7,300	316,163
Saia, Inc.(a)	1,840	829,067
SiteOne Landscape Supply, Inc.(a)	1,600	247,280
Techtronic Industries Co. Ltd. - ADR	5,700	304,950
Teledyne Technologies, Inc.(a)	900	376,623
TopBuild Corp.(a)	1,300	479,869
Toro Co. (The)	3,200	295,936
Valmont Industries, Inc.	1,250	282,137
WESCO International, Inc.	3,600	624,672
		16,255,120
Materials — 12.22%
Advanced Drainage Systems, Inc.	3,100	404,302
Boise Cascade Co.	2,800	379,288
Cabot Corp.	3,200	230,720
Celanese Corp.	2,500	365,725
CF Industries Holdings, Inc.	4,300	324,693
Commercial Metals Co.	8,700	454,314
Eagle Materials, Inc.	1,650	373,362
Encore Wire Corp.	1,325	298,788
Givaudan SA - ADR	5,100	426,773
Gold Fields Ltd. - ADR	22,750	336,700
James Hardie Industries PLC - ADR(a)	12,300	461,988
Kingspan Group PLC - ADR	4,650	380,749
Louisiana-Pacific Corp.	5,050	336,077
Mosaic Co. (The)	8,400	257,964
Nutrien Ltd.	6,300	314,181
Reliance Steel & Aluminum Co.	870	248,315
Simpson Manufacturing Co., Inc.	1,900	343,881
Smurfit Kappa Group PLC - ADR	8,300	307,100
Steel Dynamics, Inc.	3,550	428,450
Tenaris S.A. - ADR	11,300	359,453
Ternium S.A. - ADR	8,275	319,912
Trex Co., Inc.(a)	8,300	676,284
UFP Industries, Inc.	6,300	714,735
Warrior Met Coal, Inc.	7,500	481,275
Westlake Chemical Corp.	3,050	421,968
Worthington Industries, Inc.	4,000	228,160
		9,875,157
Real Estate — 2.29%
CBRE Group, Inc., Class A(a)	6,700	578,277
CubeSmart	7,100	306,862
FirstService Corp.	2,300	385,549
Potlatch Corp.	6,300	281,799
Sun Communities, Inc.	2,400	300,840
		1,853,327
Technology — 27.66%
Advantest Corp. - ADR	15,200	603,896
Allegro Microsystems, Inc.(a)	9,200	238,648
Amkor Technology, Inc.	13,000	411,580
Arista Networks, Inc.(a)	2,450	633,766
ASE Technology Holding Co. Ltd. - ADR	39,600	367,884
ASM International NV - ADR	810	452,385
Capgemini SE - ADR	8,200	365,884
CDW Corp.	2,200	498,784
Cirrus Logic, Inc.(a)	4,700	362,840
Concentrix Corp.	4,100	364,367
CyberArk Software Ltd.(a)	3,100	723,788
Dassault Systemes SE - ADR	7,750	403,775
Descartes Systems Group, Inc. (The)(a)	8,200	718,238
Diodes, Inc.(a)	3,700	249,084
Dlocal Ltd., Class A(a)	19,800	318,978
DoubleVerify Holdings, Inc.(a)	8,900	356,089
Endava PLC - ADR(a)	4,400	311,388
Entegris, Inc.	3,900	459,030
EPAM Systems, Inc.(a)	1,120	311,483
ExlService Holdings, Inc.(a)	12,100	378,488
Fabrinet(a)	1,700	362,967
Fortinet, Inc.(a)	4,950	319,225
Globant S.A.(a)	2,100	495,201
KLA Corp.	1,500	891,060
Kulicke & Soffa Industries, Inc.	5,000	251,600
Lasertec Corp.	2,100	567,625
Logitech International S.A.	7,500	625,425
MKS Instruments, Inc.	3,500	372,575

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Monolithic Power Systems, Inc.	650	$391,768
NICE Ltd. - ADR(a)	1,500	312,150
Paycom Software, Inc.	1,200	228,288
Paylocity Holdings Corp.(a)	2,550	403,945
Power Integrations, Inc.	3,500	262,360
PTC, Inc.(a)	2,800	505,820
Qualys, Inc.(a)	4,700	889,099
Science Applications International Corp.	3,250	414,895
SPS Commerce, Inc.(a)	4,330	795,854
STMicroelectronics NV - ADR	9,400	414,728
Super Micro Computer, Inc.(a)	2,775	1,469,668
SYNNEX Corp.	2,700	269,946
TDK Corp. - ADR	7,500	396,300
Teleperformance - ADR	4,200	329,725
Teradyne, Inc.	3,000	289,770
Tokyo Electron Ltd. - ADR	6,600	613,734
Tyler Technologies, Inc.(a)	1,650	697,538
United Microelectronics Corp. - ADR	42,150	324,977
Universal Display Corp.	1,900	322,563
Veeva Systems, Inc., Class A(a)	1,650	342,227
Zoom Video Communications, Inc., Class A(a)	4,100	264,901
		22,356,309
Utilities — 1.09%
OGE Energy Corp.	8,700	289,188
Pampa Energia SA - ADR(a)	7,200	350,640
RWE AG - ADR	6,600	243,210
		883,038
Total Common Stocks
(Cost $56,994,877)		80,492,692

CONTINGENT VALUE RIGHTS — 0.00%
Health Care — 0.00%
ABIOMED, Inc.(a)(b)	1,550	—

Total Contingent Value Rights
(Cost $—)		—

Total Investments — 99.59%
(Cost $56,994,877)		80,492,692
Other Assets in Excess of Liabilities — 0.41%		328,770
Net Assets — 100.00%		$80,821,462

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0% of the Fund’s net assets.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Yorktown Multi-Sector Bond Fund

SCHEDULE OF INVESTMENTS

January 31, 2024

Fund Holdings (as a percentage of net assets)

Corporate Bonds and Notes	46.66%
Asset Backed Securities	26.61%
U.S. Government & Agencies	22.39%
Collateralized Loan Obligations	3.68%
Other	0.66%
100.00%

	Principal Amount	Fair Value
CORPORATE BONDS AND NOTES — 46.66%
Communications — 2.54%
CCO Holdings LLC, 5.00%, 2/1/2028 (a)	$1,000,000	$940,510
CCO Holdings LLC, 4.25%, 2/1/2031 (a)	1,000,000	846,206
CCO Holdings LLC, 4.50%, 6/1/2033 (a)	1,000,000	821,061
Prosus NV, MTN, 3.06%, 7/13/2031 (a)	500,000	407,212
Scripps Escrow II, Inc., 3.88%, 1/15/2029 (a)	500,000	430,398
Univision Communications, Inc., 4.50%, 5/1/2029 (a)	1,000,000	889,352
Verizon Communications, Inc., 2.85%, 9/3/2041	1,000,000	732,114
VMED OC UK Financing PLC, 4.75%, 7/15/2031 (a)	1,000,000	896,865
Vodafone Group PLC, 4.13%, 6/4/2081 (H15T5Y + 276.7bps)(b)	1,000,000	869,889
Warnermedia Holdings, Inc., 5.14%, 3/15/2052	1,000,000	860,164
		7,693,771
Consumer Discretionary — 3.50%
Carnival Corp., 4.00%, 8/1/2028 (a)	2,000,000	1,851,274
Carnival Corp., 6.00%, 5/1/2029 (a)	1,000,000	969,322
Ford Motor Co., 3.25%, 2/12/2032	500,000	414,168
Ford Motor Credit Co., LLC, 3.38%, 11/13/2025	2,000,000	1,920,112
Ford Motor Credit Co., LLC, 2.90%, 2/10/2029	2,000,000	1,755,918
LGI Homes, Inc., 4.00%, 7/15/2029 (a)	500,000	428,270
Marriott International, Inc., 2.75%, 10/15/2033	500,000	412,320
Marriott Ownership Resorts, Inc., 4.50%, 6/15/2029 (a)	1,000,000	899,765
McDonald’s Corp., 5.45%, 8/14/2053	1,000,000	1,042,235
Yum! Brands, Inc., 3.63%, 3/15/2031	1,000,000	883,371
		10,576,755
Consumer Staples — 3.12%
Anheuser-Busch Cos., LLC, 4.70%, 2/1/2036 (a)	100,000	98,882
Constellation Brands, Inc., 2.25%, 8/1/2031	500,000	417,349
Constellation Brands, Inc., 4.50%, 5/9/2047	500,000	439,796
Coty, Inc., 5.00%, 4/15/2026 (a)	1,000,000	983,410
JBS USA LUX SA, 5.50%, 1/15/2030	1,000,000	977,617
JBS USA LUX SA, 3.75%, 12/1/2031	250,000	214,463
JBS USA LUX SA, 3.63%, 1/15/2032	500,000	425,954
Kraft Heinz Foods Co., 5.00%, 6/4/2042 (a)	300,000	287,301
Kraft Heinz Foods Co., 4.38%, 6/1/2046	1,000,000	865,995
Kraft Heinz Foods Co., 4.88%, 10/1/2049	1,000,000	930,166

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Land O’ Lakes, Inc., 7.25%, Perpetual (a)	2,000,000	$1,580,000
Molson Coors Beverage Co., 4.20%, 7/15/2046	1,000,000	848,904
Performance Food Group, Inc., 4.25%, 8/1/2029 (a)	500,000	458,615
Pilgrim’s Pride Corp., 4.25%, 4/15/2031	1,000,000	901,149
		9,429,601
Financials — 23.18%
American Express Co., 3.55%, 12/31/2049 (H15T5Y + 285.4bps)(b)	1,000,000	893,996
Assurant, Inc., 7.00%, 3/27/2048	1,000,000	1,020,071
Assured Guaranty Municipal Holdings, Inc., 6.40%, 12/15/2066 (1MO LIBOR + 221.50bps)(a),(b)	2,000,000	1,819,020
Banco Bilbao Vizcaya Argentaria S.A., 6.13%, 2/16/2049 (USSW5 + 387.0bps)(b)	800,000	728,227
Banco Bilbao Vizcaya Argentaria S.A., Series 9, 6.50%, 3/25/2167 (H15T5Y + 519.2bps)(b)	1,000,000	979,972
Bank of America Corp., 4.38%, 4/27/2170 (H15T5Y + 276.0bps)(b)	2,000,000	1,831,365
Bank of New York Mellon Corp. (The), Series F, 4.63%, 12/20/2049 (b)	1,000,000	954,955
Bank of Nova Scotia (The), 8.00%, 1/27/2084 (H15T5Y + 401.70bps)(b)	1,000,000	1,018,342
Barclays PLC, 4.84%, 5/9/2028	2,000,000	1,947,711
Barclays PLC, 5.09%, 6/20/2030 (US0003M + 305.40bps)(b)	1,500,000	1,444,136
Barclays PLC, 9.63%, 12/31/2049 (USISSO05 + 577.50bps)(b)	1,000,000	1,032,443
BBVA Bancomer S.A., 5.13%, Perpetual (H15T5Y + 265.0bps)(b)	2,000,000	1,829,619
BNP Paribas SA, 6.63%, Perpetual (USSW5 + 414.9bps)(a),(b)	4,000,000	4,009,015
Brighthouse Financial, Inc., 4.70%, 6/22/2047	2,642,000	2,164,644
Citadel Finance LLC, 3.38%, 3/9/2026 (a)	2,000,000	1,881,998
Citigroup, Inc., 3.88%, Perpetual (H15T5Y + 341.7bps)(b)	1,000,000	923,922
Citigroup, Inc., 4.15%, Perpetual (H15T5Y + 300.0bps)(b)	2,000,000	1,787,456
Citigroup, Inc., 4.70%, Perpetual (SOFR + 323.4bps)(b)	1,000,000	954,371
Citizens Financial Group, Inc., Series C, 6.38%, Perpetual (TSFR3M + 341.9bps)(b)	2,000,000	1,904,254
Discover Financial Services, Series C, 5.50%, Perpetual (TSFR3M + 333.8bps)(b)	1,334,000	1,102,415
Drawbridge Special Opportunities Fund LP, 3.88%, 2/15/2026 (a)	2,000,000	1,845,651
Enstar Finance LLC, 5.50%, 1/15/2042 (H15T5Y + 400.6bps)(b)	500,000	442,337
FedNat Holding Co., 7.75%, 3/15/2029 (c)(d)	2,400,000	373,920
Fifth Third Bancorp, 8.63%, Perpetual (TSFR3M+329.5bps)(b)	1,000,000	980,913
Fifth Third Bancorp, Series J, 8.72%, Perpetual (TSFR3M + 339.1bps)(b)	1,000,000	989,761

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
GATX Corp., Class B, 4.00%, 6/30/2030	2,000,000	$1,880,992
Global Atlantic Financial Co., 4.70%, 10/15/2051 (H15T5Y + 379.6bps)(a),(b)	1,000,000	891,101
Goldman Sachs Group, Inc. (The), Series P, 8.51%, 11/10/2069 (TSFR3M + 313.6bps)(b)	1,000,000	1,001,178
HSBC Holdings PLC, 8.00%, Perpetual (H15T5Y + 385.8bps)(b)	1,000,000	1,043,291
ING Groep NV, 4.25%, Perpetual (H15T5Y + 286.2bps)(b)	1,000,000	743,560
ING Groep NV, 5.75%, Perpetual (H15T5Y + 432.2bps)(b)	1,000,000	941,160
Intesa Sanpaolo SpA, 3.25%, 9/23/2024 (a),(b)	2,000,000	1,968,741
Intesa Sanpaolo SpA, 5.71%, 1/15/2026 (a)	2,000,000	1,994,546
JPMorgan Chase & Co., Series HH, 4.60%, Perpetual (SOFR+ 312.5bps)(b)	1,000,000	976,730
Liberty Mutual Group, Inc., 3.95%, 5/15/2060 (a)	500,000	368,844
Liberty Mutual Group, Inc., 4.30%, 2/1/2061 (a)	1,000,000	651,362
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 476.0bps)(b)	2,500,000	2,478,072
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 449.6bps)(b)	2,000,000	1,956,998
Macquarie Bank Ltd., 3.62%, 6/3/2030 (a)	1,000,000	883,730
Massachusetts Mutual Life Insurance Co., 3.38%, 4/15/2050 (a)	1,000,000	722,581
Nationwide Mutual Insurance Co., 4.35%, 4/30/2050 (a)	1,000,000	811,905
Nordea Bank Abp, 3.75%, Perpetual (H15T5Y + 260.2bps)(a),(b)	1,000,000	811,304
Pacific LifeCorp, 3.35%, 9/15/2050 (a)	500,000	354,307
PNC Financial Services, 6.25%, Perpetual (H15T7Y + 280.8bps)(b)	1,000,000	952,391
SBL Holdings, Inc., 5.13%, 11/13/2026 (a)	2,000,000	1,897,754
SBL Holdings, Inc., 6.50%, Perpetual (H15T5Y + 562.0bps)(a),(b)	1,393,000	884,664
SBL Holdings, Inc., 7.00%, Perpetual (H15T5Y + 558.0bps)(a),(b)	1,000,000	679,980
Standard Chartered PLC, 4.30%, Perpetual (H15T5Y + 313.50bps)(a),(b)	2,000,000	1,610,886
State Street Corp., 6.70%, 12/31/2049 (b)	1,000,000	999,999
Truist Financial Corp., Series M, 5.13%, Perpetual (TSFR3M + 304.7bps)(b)	1,800,000	1,603,778
UBS Group AG, 4.38%, Perpetual (H15T5Y + 331.3bps)(a),(b)	1,000,000	795,394
UniCredit SpA, 5.86%, 6/19/2032 (USISDA05 + 370.3bps)(a),(b)	2,000,000	1,961,200
UniCredit SpA, 5.46%, 6/30/2035 (H15T5Y + 475.0bps)(a),(b)	500,000	469,205
US Bancorp, 5.30%, Perpetual (TSFR3M + 317.6bps)(b)	1,000,000	941,425
Wells Fargo & Co, Series EE, 7.63%, Perpetual (H15T5Y + 360.6bps)(b)	1,000,000	1,050,028

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Wells Fargo & Co., Series BB, 3.90%, Perpetual (H15T5Y + 345.3bps)(b)	1,000,000	$937,621
		70,125,241
Health Care — 0.71%
Jazz Securities DAC, 4.38%, 1/15/2029 (a)	500,000	461,709
Perrigo Finance Unlimited Co., 4.65%, 6/15/2030	1,000,000	916,815
Viatris, Inc., 3.85%, 6/22/2040	1,000,000	757,592
		2,136,116
Industrials — 5.22%
Air Canada, 3.88%, 8/15/2026 (a)	1,000,000	952,154
Air Canada Pass Through Trust, Series 2020-2A, Class A, 4.13%, 5/15/2025 (a)	1,046,113	1,016,701
American Airlines Pass Through Trust, Series 2021-1, Class B, 3.95%, 7/11/2030	865,000	773,661
Burlington Northern Santa Fe LLC, 4.45%, 1/15/2053	2,000,000	1,832,811
Canadian Pacific Railway Co., Class B, 2.45%, 12/2/2031	1,000,000	922,263
CSX Corp., 5.50%, 4/15/2041	1,000,000	1,040,343
Dycom Industries, Inc., 4.50%, 4/15/2029 (a)	1,000,000	933,450
Norfolk Southern Corp., 5.05%, 8/1/2030	500,000	510,572
Norfolk Southern Corp., 4.55%, 6/1/2053	1,000,000	900,753
Seaspan Corp., 5.50%, 8/1/2029 (a)	1,000,000	852,100
Triton Container International Ltd., 3.25%, 3/15/2032	500,000	406,694
Union Pacific Corp., 3.20%, 5/20/2041	1,000,000	793,736
Union Pacific Corp., 2.95%, 3/10/2052	1,000,000	694,584
Union Pacific Corp., 3.50%, 2/14/2053	1,000,000	778,345
United Airlines Pass Through Trust, Series 2016-2B, Class B, 3.65%, 10/7/2025	486,111	459,013
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/2026	555,863	546,598
United Airlines Pass Through Trust, Series 2016-2, Class A, 3.10%, 4/7/2030	687,850	605,281
US Airways Pass Through Trust, Series 2012-2, Class A, 4.63%, 6/3/2025	1,359,844	1,332,157
ZipRecruiter, Inc., 5.00%, 1/15/2030 (a)	500,000	445,781
		15,796,997
Materials — 1.23%
Alcoa Nederland Holding BV, 5.50%, 12/15/2027 (a)	1,000,000	985,040
Ball Corp., 2.88%, 8/15/2030	1,000,000	853,363
Bemis Co., Inc., 2.63%, 6/19/2030	500,000	434,007
Berry Global, Inc., 5.63%, 7/15/2027 (a)	1,000,000	992,377
Canpack SA, 3.88%, 11/15/2029 (a)	500,000	441,185
		3,705,972
Real Estate — 0.68%
Iron Mountain, Inc., 4.88%, 9/15/2029 (a)	1,000,000	935,401
Iron Mountain, Inc., 5.25%, 7/15/2030 (a)	1,000,000	944,056
SBA Communications Corp., 3.88%, 2/15/2027 (a)	200,000	190,996
		2,070,453
Technology — 3.11%
Broadcom, Inc., 4.15%, 11/15/2030	1,000,000	954,351
Broadcom, Inc., 4.15%, 11/15/2030	500,000	477,175

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Broadcom, Inc., 2.60%, 2/15/2033 (a)	1,000,000	$821,915
Broadcom, Inc., 3.50%, 2/15/2041 (a)	1,000,000	799,892
HP, Inc., 6.00%, 9/15/2041	2,500,000	2,629,998
Jabil, Inc., 3.00%, 1/15/2031	1,000,000	866,744
Juniper Networks, Inc., 2.00%, 12/10/2030	500,000	409,712
Juniper Networks, Inc., 5.95%, 3/15/2041	700,000	711,912
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	1,000,000	916,462
Kyndryl Holdings, Inc., 3.15%, 10/15/2031	1,000,000	833,072
		9,421,233
Utilities — 3.37%
AEP Texas, Inc., Series I, 2.10%, 7/1/2030	500,000	421,269
Appalachian Power Co., Series Z, 3.70%, 5/1/2050	1,000,000	745,894
Dayton Power & Light Co. (The), 3.95%, 6/15/2049	1,000,000	754,376
Dominion Energy, Inc., 4.35%, Perpetual (H15T5Y + 319.5bps)(b)	1,000,000	907,971
Duke Energy Progress LLC, 2.50%, 8/15/2050	1,000,000	619,099
Kentucky Utilities Co., 3.30%, 6/1/2050	1,000,000	719,563
NRG Energy, Inc., 4.45%, 6/15/2029 (a)	1,000,000	948,827
Pacific Gas and Electric Co., 4.25%, 3/15/2046	500,000	393,043
Pacific Gas and Electric Co., 3.50%, 8/1/2050	500,000	349,798
Pinnacle West Capital Corp., 1.30%, 6/15/2025	2,000,000	1,900,850
Southern California Edison Co., Series B, 4.88%, 3/1/2049	1,000,000	917,474
Union Electric Co., 3.90%, 4/1/2052	750,000	605,939
Vistra Operations Co. LLC, 4.38%, 5/1/2029 (a)	1,000,000	919,058
		10,203,161
Total Corporate Bonds and Notes
(Cost $154,839,953)		141,159,300

ASSET BACKED SECURITIES — 26.61%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 5.65%, 3/15/2042 (TSFR1M + 31.44bps)(a),(b)	1,992,674	1,988,346
ACC Auto Trust, Series 2021-A, Class B, 1.79%, 4/15/2027 (a)	33,837	33,805
ACHV ABS Trust, Series 2023-1PL, Class B, 6.80%, 3/18/2030 (a)	337,830	338,345
American Credit Acceptance Receivables Trust, Series 2021-2, Class E, 2.54%, 7/13/2027 (a)	2,000,000	1,935,241
American Credit Acceptance Receivables Trust, Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	3,000,000	2,877,474
American Credit Acceptance Receivables Trust, Series 2021-4, Class E, 3.12%, 2/14/2028 (a)	1,000,000	966,674
Amur Equipment Finance Receivables LLC, Series 2022-1A, Class E, 5.02%, 12/20/2028 (a)	750,000	691,621
CarNow Auto Receivables Trust, Series 2021-1A, Class D, 3.64%, 2/17/2026 (a)	1,000,000	993,778
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.20%, 7/15/2027 (a)	1,000,000	978,338

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.16%, 6/12/2028 (a)	2,250,000	$2,023,344
Carvana Auto Receivables Trust, Series 2021-N4, Class E, 4.53%, 9/11/2028 (a)	1,500,000	1,394,185
Carvana Auto Receivables Trust, Series 2022-N1, Class E, 6.01%, 12/11/2028 (a)	1,250,000	1,181,935
CCG Receivables Trust, Series 2020-1, Class D, 2.68%, 12/14/2027 (a)	1,281,000	1,263,693
Continental Credit Card ABS, Series 2019-1A, Class C, 6.16%, 8/15/2026 (a)	3,000,000	2,943,293
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class C, 4.02%, 12/17/2029 (a)	1,000,000	903,757
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.30%, 7/15/2025 (a)	1,032,638	1,031,428
CPS Auto Receivables Trust, Series 2022-A, Class E, 4.88%, 4/16/2029 (a)	1,000,000	941,380
Dell Equipment Finance Trust, Series 2021-2, Class C, 0.94%, 12/22/2026 (a)	1,055,000	1,042,909
DLLST LLC, Series 2022-1A, Class A3, 3.40%, 1/21/2025 (a)	392,242	389,894
Donlen Fleet Lease Funding, Series 2021-2, Class A2, 0.56%, 12/11/2034 (a)	237,515	234,955
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	484,591	482,335
DT Auto Owner Trust, Series 2021-2A, Class E, 2.97%, 7/17/2028 (a)	1,000,000	952,468
DT Auto Owner Trust, Series 2021-4A, Class E, 3.34%, 7/17/2028 (a)	1,000,000	924,496
DT Auto Owner Trust, Series 2022-1A, Class E, 5.53%, 3/15/2029 (a)	1,000,000	962,211
Encina Equipment Finance LLC, Series 2022-1A, Class D, 6.00%, 1/15/2030 (a)	1,000,000	976,315
Enterprise Fleet Financing LLC, Series 2021-1, Class A3, 0.70%, 12/21/2026 (a)	600,000	584,489
Enterprise Fleet Financing LLC, Series 2021-3, Class A2, 0.77%, 8/20/2027 (a)	328,326	321,410
Enterprise Fleet Financing LLC, Series 2021-3, Class A2, 4.38%, 7/20/2029 (a)	367,336	364,246
Exeter Automobile Receivables Trust, Series 2021-4A, Class E, 4.02%, 1/17/2028 (a)	2,000,000	1,878,988
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/15/2028 (a)	1,155,000	1,081,813
Exeter Automobile Receivables Trust, Series 2021-2A, Class E, 2.90%, 7/17/2028 (a)	1,000,000	936,794
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56%, 7/17/2028	1,000,000	975,531
Exeter Automobile Receivables Trust, Series 2021-3A, Class E, 3.04%, 12/15/2028 (a)	1,000,000	932,373
Exeter Automobile Receivables Trust, Series 2022-1A, Class E, 5.02%, 10/15/2029 (a)	2,000,000	1,873,990

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
First Investors Auto Owner Trust, Series 2021-2A, Class D, 1.66%, 12/15/2027 (a)	1,840,000	$1,705,223
Flagship Credit Auto Trust, Series 2018-3, Class E, 5.28%, 12/15/2025 (a)	1,856,163	1,854,144
Flagship Credit Auto Trust, Series 2021-3, Class D, 1.65%, 9/15/2027 (a)	1,000,000	903,768
Flagship Credit Auto Trust, Series 2021-2, Class E, 3.16%, 9/15/2028 (a)	1,150,000	976,566
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.98%, 4/15/2027 (a)	1,270,000	1,236,764
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class E, 3.35%, 10/15/2027 (a)	500,000	476,315
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class D, 3.07%, 5/15/2028 (a)	1,000,000	939,016
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class C, 5.75%, 8/15/2028 (a)	1,000,000	995,934
GCI Funding I LLC, Series 2021-1, Class A, 2.38%, 6/18/2046 (a)	763,427	673,909
Global SC Finance VII Srl, Series 2020-1A, Class A, 2.17%, 10/17/2040 (a)	313,582	289,709
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.84%, 5/15/2026 (a)	2,962,102	2,950,882
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class E, 3.14%, 1/18/2028 (a)	2,750,000	2,641,177
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class E, 3.20%, 10/16/2028 (a)	1,000,000	928,207
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E, 4.43%, 10/16/2028 (a)	1,000,000	940,389
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class E, 5.64%, 5/15/2029 (a)	1,000,000	950,529
Helios Issuer LLC, Series 2021-A, Class B, 3.15%, 2/20/2048 (a)	732,374	596,790
HERO Funding Trust, Series 2021-1A, Class B, 4.00%, 9/20/2051 (a)	300,716	264,157
HPEFS Equipment Trust 2024-1, Series 2024-1A, Class D, 5.82%, 11/20/2031 (a)	1,000,000	1,004,727
ITE Rail Fund Levered LP, Series 2021-3A, Class A, 2.21%, 6/28/2051 (a)	892,960	805,874
Loanpal Solar Loan Ltd., Series 2021-3GS, Class C, 3.50%, 12/20/2047 (a)	842,913	514,641
Loanpal Solar Loan Ltd., Series 2021-2GS, Class C, 3.50%, 3/20/2048 (a)	892,894	512,295
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045 (a)	1,944,454	1,877,919
Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, 12/20/2046 (a)	643,872	551,805
Nelnet Student Loan Trust, Series 2021-DA, Class AFL, 6.14%, 4/20/2062 (TSFR1M + 69.0bps)(a)(b)	287,493	285,578
Octane Receivables Trust, Series 2021-2A, Class A, 1.21%, 9/20/2028 (a)	515,211	502,497

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Octane Receivables Trust, Series 2023-3A, Class B, 6.48%, 7/20/2029 (a)	1,000,000	$1,019,740
Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/2030 (a)	1,000,000	1,017,095
OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.57%, 3/14/2033 (a)	337,785	335,489
Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.67%, 2/15/2028 (a)	1,365,000	1,340,082
Reach Financial LLC, Series 2022-1A, Class A, 3.76%, 11/15/2029 (a)	134,898	134,279
Reach Financial LLC, Series 2022-2A, Class A, 6.63%, 5/15/2030 (a)	101,556	101,515
Regatta VI Funding Ltd., Series 2016-1A, Class CR2, 7.83%, 4/20/2034 (TSFR3M + 241.2bps)(b)	1,000,000	997,476
Regatta XVIII Funding Ltd., Series 2021-1A, Class C, 7.33%, 1/15/2034 (TSFR3M + 201.2bps)(a),(b)	1,000,000	988,142
SCF Equipment Leasing LLC, Series 2019-2A, Class B, 2.76%, 8/20/2026 (a)	58,895	58,775
SCF Equipment Leasing LLC, Series 2022-1A, Class A3, 2.92%, 7/20/2029 (a)	818,477	803,719
SCF Equipment Leasing LLC, Series 2021-1A, Class E, 3.56%, 8/20/2032 (a)	750,000	692,064
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, 9/20/2045 (a)	650,000	593,616
Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.94%, 8/20/2046 (a)	968,000	835,619
Towd Point Asset Trust, Series 2021-SL1, Class A2, 6.15%, 11/20/2061 (TSFR1M + 81.4bps)(a),(b)	460,602	458,957
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class B, 3.08%, 7/19/2051 (a)	500,000	430,342
Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.11%, 9/20/2045 (a)	716,667	642,695
TRP LLC, Series 2021-2, Class B, 3.08%, 6/19/2051 (a)	950,000	845,651
United Auto Credit Securitization Trust, Series 2021-1, Class E, 2.58%, 6/10/2026 (a)	3,250,000	3,201,333
United Auto Credit Securitization Trust, Series 2022-1, Class E, 5.00%, 11/10/2028 (a)	1,000,000	887,763
US Auto Funding LLC, Series 2021-1A, Class C, 2.20%, 5/15/2026 (a)	998,288	916,739
US Auto Funding LLC, Series 2021-1A, Class E, 6.32%, 9/15/2028 (a)	500,000	30
USQ Rail II LLC, Series 2021-3, Class B, 2.98%, 6/28/2051 (a)	500,000	444,525
Westlake Automobile Receivables Trust, Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	1,000,000	960,133

Total Asset Backed Securities
(Cost $84,142,776)		80,486,448

U.S. GOVERNMENT & AGENCIES — 22.39%
Fannie Mae, Pool #BP2175, 3.00%, 2/1/2035	234,227	223,339
Fannie Mae, Pool #MA4915, 5.00%, 2/1/2038	827,657	830,940

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Fannie Mae, Pool #MA4851, 5.00%, 11/1/2042	881,075	$882,353
Fannie Mae, Pool #CA6707, 2.50%, 8/1/2050	960,853	827,951
Fannie Mae, Pool #BR2084, 1.90%, 6/1/2051 (b)	680,508	621,116
Fannie Mae, Pool #MA4354, 1.50%, 6/1/2051	1,715,356	1,323,258
Fannie Mae, Pool #BT3256, 2.50%, 7/1/2051	863,679	731,588
Fannie Mae, Pool #BT1339, 2.50%, 7/1/2051	1,679,944	1,423,021
Fannie Mae, Pool #BT1314, 2.50%, 7/1/2051	563,662	476,576
Fannie Mae, Pool #BQ7422, 2.50%, 8/1/2051	852,711	721,420
Fannie Mae, Pool #MA4436, 1.50%, 10/1/2051	889,183	684,815
Fannie Mae, Pool #BU2591, 2.00%, 12/1/2051	1,359,521	1,098,356
Fannie Mae, Pool #CB2670, 3.00%, 1/1/2052	908,650	798,002
Fannie Mae, Pool #CB2668, 3.00%, 1/1/2052	895,999	786,879
Fannie Mae, Pool #FS1428, 4.00%, 4/1/2052	1,617,129	1,524,714
Fannie Mae, Pool #BV7899, 3.00%, 8/1/2052	1,431,825	1,257,182
Fannie Mae, Pool # MA4732, 4.00%, 9/1/2052	927,362	874,236
Fannie Mae, Pool #CB4818, 4.00%, 10/1/2052	922,644	869,961

	Principal Amount	Fair Value
Fannie Mae, Pool #MA4804, 4.00%, 11/1/2052	946,701	$892,596
Fannie Mae, Pool #CB5536, 5.00%, 1/1/2053	1,900,264	1,881,312
Fannie Mae, Pool #MA4918, 5.00%, 2/1/2053	941,939	931,619
Fannie Mae, Pool #MA4941, 5.00%, 3/1/2053	885,172	878,584
Fannie Mae, Pool #MA5009, 5.00%, 5/1/2053	962,492	951,857
Fannie Mae, Pool #MA5071, 5.00%, 7/1/2053	1,936,078	1,914,535
Fannie Mae, Pool #MA5272, 6.00%, 2/1/2054	1,000,000	1,014,703
Federal Agricultural Mortgage Corp., 3.05%, 6/29/2032	500,000	458,770
Federal Farm Credit Bank, 3.30%, 3/23/2032	1,000,000	906,873
Federal Farm Credit Bank, 6.44%, 9/20/2038	1,000,000	1,006,762
Federal Farm Credit Bank, 6.49%, 11/15/2038	1,000,000	1,010,261
Federal Farm Credit Bank, 2.13%, 5/21/2040	2,000,000	1,335,880
Federal Farm Credit Bank, 1.95%, 8/13/2040	1,000,000	638,620
Federal Farm Credit Bank, 2.07%, 12/21/2040	500,000	315,948
Federal Home Loan Bank, 2.01%, 7/16/2040	1,000,000	645,579
Federal Home Loan Bank, 6.83%, 10/30/2043	1,000,000	1,004,257
Federal Home Loan Mortgage Corp., 1.75%, 7/27/2035	1,500,000	1,099,408
Freddie Mac, Pool #RD5138, 5.00%, 1/1/2033	784,116	792,337
Freddie Mac, Pool #SB8509, 2.00%, 1/1/2036	647,150	585,845

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Freddie Mac, Pool #RC2064, 1.50%, 6/1/2036	785,685	$691,043
Freddie Mac, Pool #QO0931, 4.00%, 10/1/2037	568,246	556,413
Freddie Mac, Pool #RB5135, 2.00%, 10/1/2041	836,316	712,002
Freddie Mac, Pool #RB5182, 4.00%, 9/1/2042	875,570	840,100
Freddie Mac, Pool #RA2314, 3.50%, 3/1/2050	346,485	320,845
Freddie Mac, Pool #RA2657, 3.50%, 5/1/2050	733,622	679,182
Freddie Mac, Pool #SD0430, 2.50%, 8/1/2050	579,111	493,084
Freddie Mac, Pool #QC3907, 2.50%, 7/1/2051	799,094	682,121
Freddie Mac, Pool #QC5859, 3.00%, 8/1/2051	809,683	710,847
Freddie Mac, Pool #RA6945, 3.50%, 3/1/2052	2,635,542	2,405,445
Freddie Mac, Pool #SD8257, 4.50%, 10/1/2052	921,400	891,906
Freddie Mac, Pool #SD8267, 5.00%, 11/1/2052	922,887	913,923
Freddie Mac, Pool #QF5251, 5.50%, 1/1/2053	928,202	934,046
Freddie Mac, Pool #SD8288, 5.00%, 1/1/2053	941,161	931,619
Freddie Mac, Pool #SD2334, 5.00%, 2/1/2053	953,604	943,438
Freddie Mac, Pool #SD8297, 4.00%, 2/1/2053	1,894,975	1,786,416

	Principal Amount	Fair Value
Freddie Mac, Pool #SD8305, 4.00%, 3/1/2053	951,846	$897,317
Freddie Mac, Pool #SD2642, 5.50%, 4/1/2053	954,195	957,987
Freddie Mac, Pool #SD2856, 5.50%, 5/1/2053	941,933	947,767
Freddie Mac, Pool #SD8323, 5.00%, 5/1/2053	958,708	948,107
Freddie Mac, Pool #SD8322, 4.50%, 5/1/2053	962,341	931,380
Freddie Mac, Pool #QG3333, 5.00%, 5/1/2053	1,946,722	1,925,479
Freddie Mac, Pool #SD8323, 5.00%, 5/1/2053	970,240	959,904
Freddie Mac, Pool #SD8348, 5.00%, 8/1/2053	971,056	960,093
Freddie Mac, Pool #QG9607, 6.00%, 9/1/2053	2,483,353	2,522,706
Freddie Mac, Pool #SD8383, 5.50%, 12/1/2053	1,982,105	1,989,672
Freddie Mac, Pool #QH8694, 6.00%, 1/1/2054	1,500,000	1,522,055
United States Treasury Bond, 0.50%, 5/31/2027	5,000,000	4,465,430

Total U.S. Government & Agencies
(Cost $70,345,251)		67,741,780

COLLATERALIZED LOAN OBLIGATIONS — 3.68%
Apex Credit CLO Ltd., Series 2018-1A, Class B, 7.19%, 4/25/2031 (TSFR3M + 186.2bps)(a),(b)	1,190,000	1,177,424

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Apex Credit CLO Ltd., Series 2018-2A, Class C2R, 8.18%, 10/20/2031 (TSFR3M + 286.2bps)(a),(b)	420,000	$418,443
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class BRR, 7.83%, 4/20/2034 (TSFR3M + 241.2bps)(a),(b)	250,000	249,756
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class C, 7.73%, 1/15/2035 (TSFR3M + 241.2bps)(a),(b)	1,000,000	997,287
Carlyle Global Market Strategies CLO, Series 2017-1A, Class BR, 7.88%, 4/20/2031 (TSFR3M + 246.2bps)(a),(b)	1,000,000	998,614
Carlyle Global Market Strategies CLO, Series 2016-3A, Class CRR, 7.78%, 7/20/2034 (TSFR3M + 246.2bps)(a),(b)	375,000	375,016
HPS Loan Management Ltd., Series 2010A-16, Class X, 6.48%, 4/20/2034 (TSFR3M + 116.2bps)(a),(b)	476,190	476,003
HPS Loan Management Ltd., Series 2010A-16, Class BRR, 7.63%, 4/20/2034 (TSFR3M + 231.2bps)(a),(b)	1,000,000	997,449
Madison Park Funding XXI Ltd., Series 2016-21A, Class BRR, 7.78%, 10/15/2032 (TSFR3M + 246.2bps)(a),(b)	1,000,000	1,002,510
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class C, 7.48%, 7/17/2034 (TSFR3M + 216.2bps)(a),(b)	1,000,000	993,737

	Principal Amount	Fair Value
Palmer Square CLO Ltd., Series 2022-1A, Class C, 7.37%, 4/20/2035 (TSFR3M + 205.0bps)(a),(b)	1,000,000	$991,443
Rockford Tower CLO Ltd., Series 2019-2A, Class CR, 7.63%, 8/20/2032 (TSFR3M + 226.2bps)(a),(b)	1,000,000	997,113
Venture CLO Ltd., Series 2018-31A, Class C1, 7.53%, 4/20/2031 (TSFR3M + 221.2bps)(a),(b)	1,000,000	970,464
Wind River CLO Ltd., Series 2016-1KRA, Class CR2, 7.93%, 10/15/2034 (TSFR3M + 261.2bps)(a),(b)	500,000	494,462

Total Collateralized Loan Obligations
(Cost $11,124,802)		11,139,721

Total Investments — 99.34%
(Cost $320,452,782)		300,527,249
Other Assets in Excess of Liabilities — 0.66%		2,005,551
Net Assets — 100.00%		$302,532,800

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2024 was $142,395,435, representing 47.07% of net assets.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	In default

(d)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0% of the Fund’s net assets.

MTN — Medium Term Note

The accompanying notes are an integral part of these financial statements.

Yorktown Short Term Bond Fund

SCHEDULE OF INVESTMENTS

January 31, 2024

Fund Holdings (as a percentage of net assets)

Corporate Bonds and Notes	41.77%
Asset Backed Securities	28.42%
U.S. Government & Agencies	22.58%
Collateralized Loan Obligations	6.78%
Other	0.45%
100.00%

	Principal Amount	Fair Value
CORPORATE BONDS AND NOTES — 41.77%
Communications — 1.23%
Expedia Group, Inc., 5.00%, 2/15/2026	$213,000	$213,065
NBN Co. Ltd., MTN, 1.45%, 5/5/2026 (a),(b)	1,000,000	927,700
Verizon Communications, Inc., 6.74%, 5/15/2025 (TSFR3M + 136.1bps)(a)	2,000,000	2,014,413
		3,155,178
Consumer Discretionary — 3.38%
General Motors Financial Co., Inc., 1.20%, 10/15/2024	1,000,000	970,635
General Motors Financial Co., Inc., 3.80%, 4/7/2025	1,000,000	983,570
General Motors Financial Co., Inc., 1.25%, 1/8/2026	1,000,000	930,882
General Motors Financial Co., Inc., 1.50%, 6/10/2026	1,000,000	921,731
Hyundai Capital America, 1.00%, 9/17/2024 (b)	500,000	485,535
Kia Corp., 1.00%, 4/16/2024 (b)	1,000,000	990,648
McDonald’s Corp., 4.80%, 8/14/2028	1,000,000	1,015,958
Nissan Motor Acceptance Co., LLC, 1.13%, 9/16/2024 (b)	500,000	485,194
Nissan Motor Co. Ltd., 3.52%, 9/17/2025 (b)	2,000,000	1,933,313
		8,717,466
Consumer Staples — 0.83%
JBS USA LUX SA, 5.13%, 2/1/2028	1,000,000	990,490
JDE Peet’s NV, 1.38%, 1/15/2027 (b)	250,000	225,382
Viterra Finance BV, 2.00%, 4/21/2026 (b)	1,000,000	931,014
		2,146,886
Financials — 18.29%
AerCap Ireland Capital, 3.50%, 1/15/2025	2,000,000	1,960,801
AerCap Ireland Capital DAC, 1.65%, 10/29/2024	1,000,000	971,229
Air Lease Corp., 1.88%, 8/15/2026	500,000	460,328
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	1,800,000	1,758,752
Antares Holdings LP, 3.95%, 7/15/2026 (b)	1,500,000	1,400,908
Athene Global Funding, 2.75%, 6/25/2024 (b)	1,250,000	1,234,050
Aviation Capital Group LLC, 1.95%, 1/30/2026 (b)	1,000,000	933,883
Avolon Holdings Funding Ltd., 2.13%, 2/21/2026 (b)	2,000,000	1,860,145
Banco Santander SA, 2.75%, 5/28/2025	1,000,000	966,515
Banco Santander SA, 5.15%, 8/18/2025	1,000,000	996,006
BPCE SA, 2.38%, 1/14/2025 (b)	500,000	485,193
Citigroup, Inc., 6.08%, 6/9/2027 (SOFR + 77.0bps)(a)	1,000,000	992,327
CNO Global Funding, 1.75%, 10/7/2026 (b)	500,000	455,969

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Equitable Financial Life Global Funding, 1.40%, 7/7/2025 (b)	$1,000,000	$946,978
Equitable Financial Life Global Funding, 1.00%, 1/9/2026 (b)	500,000	460,422
Equitable Financial Life Global Funding, 1.70%, 11/12/2026 (b)	1,000,000	910,049
F&G Global Funding, 0.90%, 9/20/2024 (b)	500,000	483,697
GA Global Funding Trust, 1.00%, 4/8/2024 (b)	1,000,000	990,938
GA Global Funding Trust, 1.63%, 1/15/2026 (b)	1,000,000	925,176
GE Capital International Funding Co., 3.37%, 11/15/2025	200,000	194,469
Goldman Sachs Group, Inc. (The), 6.12%, 3/9/2027 (SOFR + 81.0bps)(a)	1,000,000	993,630
Goldman Sachs Group, Inc. (The), 6.23%, 10/21/2027 (SOFR + 92.0bps)(a)	2,000,000	1,978,877
HSBC Holdings PLC, 4.25%, 8/18/2025	1,313,000	1,294,232
HSBC Holdings PLC, 7.01%, 9/12/2026 (TSFR3M + 164.1bps)(a)	1,500,000	1,514,569
ING Groep NV, 6.32%, 4/1/2027 (SOFR + 101.0bps)(a)	2,000,000	1,990,563
Intesa Sanpaolo SpA, 3.25%, 9/23/2024 (a),(b)	2,000,000	1,968,741
JPMorgan Chase & Co., 4.08%, 4/26/2026 (SOFR + 132.0bps)(a)	1,000,000	985,604
JPMorgan Chase & Co., 6.20%, 4/22/2027 (SOFR + 88.5bps)(a)	2,000,000	2,002,935
JPMorgan Chase & Co., 6.49%, 2/24/2028 (SOFR + 118.0bps)(a)	1,000,000	1,003,155
Lloyds Banking Group PLC, 4.58%, 12/10/2025 (b)	250,000	246,071
Met Tower Global Funding, MTN, 1.25%, 9/14/2026 (b)	1,000,000	914,287
Mitsubishi UFJ Financial Group, Inc., 1.41%, 7/17/2025	1,000,000	948,526
Nomura Holdings, Inc., 1.65%, 7/14/2026	1,000,000	919,030
Nordea Bank Abp, MTN, 1.50%, 9/30/2026 (b)	1,000,000	915,498
Pricoa Global Funding I, MTN, 1.20%, 9/1/2026 (b)	500,000	456,828
Principal Life Global Funding II, MTN, 1.50%, 11/17/2026 (b)	1,000,000	914,300
Protective Life Global Funding, MTN, 1.30%, 9/20/2026 (b)	500,000	456,073
Santander Holdings USA, Inc., 3.50%, 6/7/2024	2,000,000	1,982,219
Security Benefit Global Funding, MTN, 1.25%, 5/17/2024 (b)	1,000,000	986,542
SMBC Aviation Capital Finance DAC, 1.90%, 10/15/2026 (b)	1,000,000	916,343
Societe Generale SA, 4.25%, 4/14/2025 (b)	3,000,000	2,947,441
Societe Generale SA, MTN, 1.79%, 6/9/2027 (H15T5Y + 100.0bps)(a),(b)	1,000,000	914,504
Sumitomo Mitsui Financial Group, Inc., 1.47%, 7/8/2025	500,000	475,469
		47,113,272
Health Care — 1.76%
Highmark, Inc., 1.45%, 5/10/2026 (b)	500,000	459,050
McKesson Corp., Class B, 1.30%, 8/15/2026	1,000,000	920,465
PerkinElmer, Inc., 0.85%, 9/15/2024	1,260,000	1,222,893
Viatris, Inc., 1.65%, 6/22/2025	1,000,000	950,032

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	$1,000,000	$968,368
		4,520,808
Industrials — 5.27%
Air Canada Pass Through Trust, Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	1,019,961	991,283
Air Canada Pass Through Trust, Series 2017-1, Class B, 3.70%, 7/15/2026 (b)	461,640	436,247
Air Canada Pass Through Trust, Series 2020-2, Class A, 5.25%, 10/1/2030 (b)	211,783	208,917
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/1/2026	1,674,227	1,576,676
Ashtead Capital, Inc., 1.50%, 8/12/2026 (b)	1,000,000	912,515
CNH Industrial Capital LLC, 1.88%, 1/15/2026	1,000,000	942,187
Penske Truck Leasing Co. LP, 1.20%, 11/15/2025 (b)	1,000,000	931,162
Penske Truck Leasing Co. LP, 1.70%, 6/15/2026 (b)	1,000,000	931,580
Stanley Black & Decker, Inc., 2.30%, 2/24/2025	1,000,000	969,753
Triton Container International Ltd., 1.15%, 6/7/2024 (b)	1,000,000	983,158
Triton Container International Ltd., 2.05%, 4/15/2026 (b)	1,000,000	921,573
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/2026	555,863	546,598
United Airlines Pass Through Trust, Series 2016-1, Class A, 3.45%, 7/7/2028	657,024	592,603
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/2029	598,971	604,868
US Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/2025	1,137,574	1,102,765
Vontier Corp., 1.80%, 4/1/2026	1,000,000	923,311
		13,575,196
Materials — 2.51%
Berry Global, Inc., 1.57%, 1/15/2026	1,000,000	934,002
Berry Global, Inc., 1.65%, 1/15/2027	2,000,000	1,807,577
Graphic Packaging International LLC, 1.51%, 4/15/2026 (b)	1,000,000	913,818
Sealed Air Corp., 1.57%, 10/15/2026 (b)	1,000,000	907,066
Sherwin-Williams Co. (The), 4.05%, 8/8/2024	1,000,000	993,216
Silgan Holdings, Inc., 1.40%, 4/1/2026 (b)	1,000,000	915,507
		6,471,186
Real Estate — 1.43%
American Tower Corp., 1.60%, 4/15/2026	500,000	465,368
SBA Tower Trust, Series 2019-1, Class C, 2.84%, 1/15/2025 (b)	1,500,000	1,452,818
SBA Tower Trust, 1.84%, 10/15/2051 (b)	2,000,000	1,777,955
		3,696,141
Technology — 4.30%
Arrow Electronic, Inc., 4.00%, 4/1/2025	1,000,000	983,572
Broadcom, Inc., 3.63%, 10/15/2024	2,000,000	1,974,334
DXC Technology Co., 1.80%, 9/15/2026	500,000	458,079
Global Payments, Inc., 1.20%, 3/1/2026	1,000,000	924,063
Jabil, Inc., 1.70%, 4/15/2026	1,000,000	929,805
Juniper Networks, Inc., 1.20%, 12/10/2025	1,000,000	932,289

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	$1,205,000	$1,104,337
Marvell Technology, Inc., 1.65%, 4/15/2026	1,000,000	934,047
Microchip Technology, Inc., 0.98%, 9/1/2024	1,000,000	973,580
Qorvo, Inc., 1.75%, 12/15/2024	500,000	482,646
Western Union Co. (The), 1.35%, 3/15/2026	1,000,000	923,807
Wipro IT Services LLC, 1.50%, 6/23/2026 (b)	500,000	460,907
		11,081,466
Utilities — 2.77%
AES Corp. (The), 1.38%, 1/15/2026	1,000,000	928,088
Ameren Corp., 1.95%, 3/15/2027	500,000	459,099
Duke Energy Corp., 4.30%, 3/15/2028	1,000,000	981,940
Edison International, 4.70%, 8/15/2025	500,000	495,841
Enel Finance International NV, 2.65%, 9/10/2024	1,000,000	981,809
Enel Finance International NV, 1.38%, 7/12/2026 (b)	1,000,000	914,668
Eversource Energy, 1.40%, 8/15/2026	500,000	457,974
NextEra Energy Capital Holdings, Inc., 1.88%, 1/15/2027	1,000,000	923,052
Southern Co. (The), 4.48%, 8/1/2024	1,000,000	993,674
		7,136,145
Total Corporate Bonds and Notes
(Cost $112,314,309)		107,613,744

ASSET BACKED SECURITIES — 28.42%
ACC Trust, Series 2022-1, Class B, 2.55%, 2/20/2025 (b)	512,506	501,265
Access Group, Inc., Series 2013-1, Class A, 5.96%, 2/25/2036 (SOFR30A + 61.4bps)(a),(b)	216,359	213,499
American Credit Acceptance Receivables Trust, Series 2021-2, Class D, 1.34%, 7/13/2027 (b)	2,198,532	2,147,304
American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.34%, 11/15/2027 (b)	2,455,000	2,370,175
American Credit Acceptance Receivables Trust, Series 2021-4, Class D, 1.82%, 2/14/2028 (b)	1,250,000	1,215,111
Amur Equipment Finance Receivables XIII LLC, Series 2024-1A, Class A2, 5.38%, 1/21/2031 (b)	500,000	501,621
BHG Securitization Trust, Series 2021-A, Class A, 1.42%, 11/17/2033 (b)	352,698	335,651
Capital Automotive REIT, Series 2022-1A, Class A1, 3.35%, 3/15/2052 (b)	926,667	875,528
CarMax Auto Owner Trust, Series 2020-4, Class D, 1.75%, 4/15/2027	1,000,000	964,920
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/2027	1,625,000	1,542,840
CarMax Auto Owner Trust, Series 2021-2, Class D, 1.55%, 10/15/2027	1,000,000	947,653
CarMax Auto Owner Trust, Series 2021-3, Class D, 1.50%, 1/18/2028	750,000	699,556

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
CarMax Auto Owner Trust, Series 2021-4, Class D, 1.48%, 3/15/2028	$2,209,000	$2,033,559
CarMax Auto Owner Trust, Series 2022-1, Class D, 2.47%, 7/17/2028	500,000	466,464
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/2027	1,000,000	920,997
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/2028	195,836	184,199
Carvana Auto Receivables Trust, Series 2022-N1, Class D, 4.13%, 12/11/2028 (b)	2,231,000	2,175,900
Carvana Auto Receivables Trust, Series 2022-P2, Class D, 6.28%, 5/10/2029	1,000,000	1,017,951
CCG Receivables Trust, Series 2020-1, Class D, 2.68%, 12/14/2027 (b)	2,500,000	2,466,223
CLI Funding LLC, Series 2020-1A, Class A, 2.08%, 9/18/2045 (b)	1,318,000	1,188,440
CLI Funding LLC, Series 2020-3X, Class A, 2.07%, 10/18/2045	126,333	114,320
CLI Funding LLC, Series 2022-1A, Class A1, 2.72%, 1/18/2047 (b)	831,467	738,933
Conn’s Receivables Funding LLC, Series 2024-A, Class A, 7.05%, 1/16/2029 (b)	250,000	251,076
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	500,000	499,161
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class A, 2.55%, 12/17/2029 (b)	1,000,000	954,991
CPS Auto Receivables Trust, Series 2021-D, Class C, 1.59%, 12/15/2027 (b)	1,000,000	983,980
CPS Auto Receivables Trust, Series 2022-A, Class D, 2.84%, 4/16/2029 (b)	3,000,000	2,847,386
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.63%, 9/16/2030 (b)	1,500,000	1,448,370
Crossroads Asset Trust, Series 2021-A, Class C, 1.44%, 1/20/2026 (b)	135,017	134,529
Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/2026 (b)	500,000	492,904
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/2027 (b)	500,000	495,333
Dell Equipment Finance Trust, Series 2023-2, Class C, 6.06%, 1/22/2029 (b)	523,000	527,212
Dividend Solar Loans LLC, Series 2017-1, Class B, 5.25%, 3/22/2038 (b)	857,884	757,923
DT Auto Owner Trust, Series 2021-3A, Class D, 1.31%, 5/17/2027 (b)	2,000,000	1,880,702
DT Auto Owner Trust, Series 2022-1A, Class D, 3.40%, 12/15/2027 (b)	1,000,000	960,416
ECMC Group Student Loan Trust, Series 2018-2A, Class A, 6.26%, 9/25/2068 (SOFR30A + 91.4bps)(a),(b)	287,437	283,334
Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.73%, 4/15/2026 (b)	29,025	28,910
Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/2026 (b)	1,000,000	994,552

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.08%, 11/16/2026	$477,195	$464,977
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/15/2028 (b)	2,000,000	1,873,270
Exeter Automobile Receivables Trust, Series 2023-1A, Class D, 6.69%, 6/15/2029	1,020,000	1,040,526
First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.62%, 3/15/2027 (b)	500,000	480,053
First Investors Auto Owner Trust, Series 2021-2A, Class D, 1.66%, 12/15/2027 (b)	2,000,000	1,853,503
Ford Credit Auto Owner Trust, Series 2021-1, Class D, 2.31%, 10/17/2033 (b)	1,272,000	1,164,284
Ford Credit Auto Owner Trust, Series 2021-2, Class D, 2.60%, 5/15/2034 (b)	750,000	686,061
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.32%, 3/15/2027 (b)	550,000	540,074
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.92%, 9/15/2027 (b)	1,500,000	1,431,468
GCI Funding I LLC, Series 2021-1, Class A, 2.38%, 6/18/2046 (b)	763,427	673,909
Global SC Finance Srl, Series 2020-2A, Class A, 2.26%, 11/19/2040 (b)	633,659	586,150
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.48%, 10/15/2027 (b)	1,500,000	1,420,340
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class D, 1.91%, 9/16/2027	500,000	490,946
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/2028 (b)	1,000,000	904,932
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	29,687	27,406
Goodgreen Trust, Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	66,882	61,303
Goodgreen Trust, Series 2021-1A, Class A, 2.66%, 10/15/2056 (b)	190,688	152,705
Helios Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/2048 (b)	396,630	310,825
HERO Funding Trust, Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	31,362	28,999
Hilton Grand Vacations Trust, Series 2020-AA, Class C, 6.42%, 2/25/2039 (b)	505,771	502,622
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/2031 (b)	759,860	753,373
InStar Leasing III LLC, Series 2021-1A, Class A, 2.30%, 2/15/2054 (b)	432,327	385,898
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.25%, 2/28/2051 (b)	434,820	393,442
Loanpal Solar Loan Ltd., Series 2021-2GS, Class A, 2.22%, 3/20/2048 (b)	696,699	512,883
Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.98%, 1/15/2045 (b)	165,986	160,997
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045 (b)	1,944,454	1,877,919

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Mosaic Solar Loan Trust, Series 2021-3A, Class B, 1.92%, 6/20/2052 (b)	$140,487	$106,808
Navient Student Loan Trust, Series 2018-BA, Class A2A, 3.61%, 12/15/2059 (b)	26,361	25,767
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class ABR3, 6.83%, 2/14/2031 (TSFR3M + 146.2bps)(a),(b)	1,000,000	995,643
Octane Receivables Trust, Series 2023-3A, Class A2, 6.44%, 3/20/2029 (b)	1,000,000	1,010,333
Pawnee Equipment Receivables LLC, Series 2020-1, Class C, 2.24%, 2/17/2026 (b)	445,701	444,872
Pawnee Equipment Receivables LLC, Series 2022-1, Class A2, 4.84%, 2/15/2028 (b)	101,707	101,627
Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.22%, 9/15/2026	16,283	16,116
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48%, 1/15/2027	165,309	162,111
Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	1,000,000	972,981
SCF Equipment Leasing LLC, Series 2021-1A, Class C, 1.54%, 2/2/2030 (b)	200,000	185,298
SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 5.94%, 6/15/2039 (TSFR3M + 55.2bps)(a)	93,768	90,813
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 2/17/2032 (b)	8,873	8,671
SMB Private Education Loan Trust, Series 2017-A, Class A2A, 2.88%, 9/15/2034 (b)	33,509	32,625
Sunrun Demeter Issuer LLC, Series 2021-A, Class A, 2.27%, 1/30/2057 (b)	882,868	744,800
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, 9/20/2045 (b)	852,800	778,824
Textainer Marine Containers Ltd., Series 2020-1A, Class A, 2.73%, 8/21/2045 (b)	1,547,771	1,451,942
Tidewater Auto Receivables Trust, Series 2020-AA, Class D, 2.31%, 3/15/2027 (b)	752,611	740,103
TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, 2/20/2046 (b)	762,500	661,955
Trillium Credit Card Trust II, Series 2021-1A, Class C, 2.42%, 10/26/2029 (b)	1,000,000	902,992
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/2049 (b)	685,000	635,895
Trinity Rail Leasing LLC, Series 2020-2A, Class A1, 1.83%, 11/19/2050 (b)	892,082	828,404
Trinity Rail Leasing LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051 (b)	899,020	787,396
United Auto Credit Securitization Trust, Series 2022-1, Class D, 2.85%, 6/10/2027 (b)	1,000,000	977,328
Vivint Solar Financing VII LLC, Series 2020-1A, Class B, 3.22%, 7/31/2051 (b)	1,107,652	855,332

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	$917,963	$905,558
Westlake Automobile Receivables Trust, Series 2022-1A, Class D, 3.49%, 3/15/2027 (b)	1,000,000	970,763
World Omni Select Auto Trust, Series 2021-A, Class D, 1.44%, 11/15/2027	2,000,000	1,864,515

Total Asset Backed Securities
(Cost $77,125,836)		73,201,225

U.S. GOVERNMENT & AGENCIES — 22.58%
Fannie Mae, Pool #FM7007, 4.00%, 10/1/2033	777,321	765,305
Fannie Mae, Pool #MA4023, 3.50%, 1/1/2035	900,297	862,471
Fannie Mae, Pool #MA4038, 3.00%, 4/1/2035	220,868	206,574
Fannie Mae, Pool #MA4095, 2.00%, 8/1/2035	917,179	830,269
Fannie Mae, Pool #MA4797, 4.00%, 11/1/2037	791,216	774,686
Fannie Mae, Pool #MA4915, 5.00%, 2/1/2038	827,657	830,940
Fannie Mae, Pool #CA8902, 2.50%, 2/1/2041	750,396	663,205
Fannie Mae, Pool #MA4364, 2.00%, 5/1/2041	795,970	683,757
Fannie Mae, Pool #MA4961, 5.00%, 3/1/2043	891,794	894,149
Fannie Mae, Pool #MA4988, 5.00%, 4/1/2043	918,219	921,886
Fannie Mae, Pool #BM4676, 4.00%, 10/1/2048	910,608	876,519
Fannie Mae, Pool #CA5970, 2.50%, 6/1/2050	748,939	633,028
Fannie Mae, Pool #FM7195, 2.50%, 9/1/2050	817,994	691,854
Fannie Mae, Pool #CA6951, 2.50%, 9/1/2050	663,275	563,904
Fannie Mae, Pool #MA4191, 2.00%, 11/1/2050	746,643	588,995
Fannie Mae, Pool #FM5316, 2.00%, 12/1/2050	1,537,047	1,251,861
Fannie Mae, Pool #MA4235, 2.00%, 1/1/2051	773,019	605,493
Fannie Mae, Pool #CB0397, 3.00%, 5/1/2051	689,546	610,517
Fannie Mae, Pool #FM8361, 2.50%, 8/1/2051	798,485	680,489
Fannie Mae, Pool #BT9111, 1.93%, 9/1/2051	817,685	744,276
Fannie Mae, Pool #MA4489, 2.00%, 11/1/2051	904,537	702,334
Fannie Mae, Pool #CB3372, 3.50%, 4/1/2052	944,623	862,301
Fannie Mae, Pool #FS1428, 4.00%, 4/1/2052	1,675,782	1,580,015
Fannie Mae, Pool #MA4624, 3.00%, 6/1/2052	1,387,117	1,218,003
Fannie Mae, Pool #MA4732, 4.00%, 9/1/2052	927,362	874,236
Fannie Mae, Pool #QE9380, 4.50%, 9/1/2052	918,529	889,127

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Fannie Mae, Pool #MA4918, 5.00%, 2/1/2053	$941,939	$931,619
Fannie Mae, Pool #BX7767, 5.50%, 3/1/2053	1,845,490	1,853,017
Fannie Mae, Pool #MA5054, 4.00%, 6/1/2053	973,138	917,389
Fannie Mae, Pool #MA5165, 5.50%, 10/1/2053	1,949,764	1,957,208
Fannie Mae, Pool #MA5191, 6.00%, 11/1/2053	980,551	994,968
Fannie Mae, Pool #FS6679, 6.00%, 12/1/2053	989,646	1,004,197
Federal Farm Credit Bank, 2.63%, 7/25/2029	1,000,000	922,519
Federal Home Loan Banks, 5.93%, 11/27/2030	1,000,000	1,007,768
Federal Home Loan Banks, 6.42%, 9/22/2038	1,500,000	1,500,901
Federal Home Loan Banks, 6.83%, 10/30/2043	1,000,000	1,004,257
Freddie Mac, Pool #SB8229, 4.50%, 5/1/2038	1,768,806	1,756,944
Freddie Mac, Pool #RB5135, 2.00%, 10/1/2041	836,316	712,002
Freddie Mac, Pool #QA5121, 2.50%, 12/1/2049	968,524	824,434
Freddie Mac, Pool #RE6081, 2.00%, 1/1/2051	757,608	593,214
Freddie Mac, Pool #RE6085, 1.50%, 2/1/2051	1,661,666	1,247,571
Freddie Mac, Pool #8C0119, 1.52%, 9/1/2051	857,219	767,492
Freddie Mac, Pool #SD1087, 3.50%, 6/1/2052	933,193	853,706
Freddie Mac, Pool #QE2792, 4.00%, 6/1/2052	971,357	916,410
Freddie Mac, Pool #SD8230, 4.50%, 6/1/2052	892,334	863,773
Freddie Mac, Pool #QE9380, 5.00%, 9/1/2052	858,776	849,368
Freddie Mac, Pool #SD2322, 4.50%, 9/1/2052	957,913	927,092
Freddie Mac, Pool #SD8267, 5.00%, 11/1/2052	922,887	913,923
Freddie Mac, Pool #SD8306, 4.50%, 2/1/2053	956,994	926,265
Freddie Mac, Pool #QF8790, 5.50%, 3/1/2053	920,206	924,452
Freddie Mac, Pool #QG1666, 5.00%, 3/1/2053	987,215	979,242
Freddie Mac, Pool #SD3437, 5.00%, 4/1/2053	1,942,259	1,921,570
Freddie Mac, Pool #SD2642, 5.50%, 4/1/2053	954,195	957,987
Freddie Mac, Pool #SD2757, 5.00%, 5/1/2053	954,794	947,687
Freddie Mac, Pool #SD8357, 4.00%, 8/1/2053	983,679	927,173
Freddie Mac, Pool #SD8373, 6.00%, 10/1/2053	1,955,040	1,983,785
United States Treasury Bond, 0.50%, 5/31/2027	5,000,000	4,465,430

Total U.S. Government & Agencies
(Cost $60,700,473)		58,159,557

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS — 6.78%
Ares XXXIIR CLO Ltd., Series 2014-32 RA, Class A1B, 6.84%, 5/15/2030 (TSFR3M + 146.2bps)(a),(b)	$1,000,000	$990,950
ArrowMark Colorado Holdings, Series 2017-6A, Class A2, 7.03%, 7/15/2029 (TSFR3M + 171.2bps)(a),(b)	1,000,000	995,761
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A2, 6.98%, 1/15/2035 (TSFR3M + 166.2bps)(a),(b)	1,000,000	1,000,032
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A2RR, 6.73%, 1/15/2031 (TSFR3M + 141.2bps)(a),(b)	825,000	818,533
Carlyle Global Market Strategies CLO Ltd., Series 2017-1A, Class A1R, 6.68%, 4/20/2031 (TSFR3M + 126.2bps)(a),(b)	801,239	802,086
Carlyle US CLO Ltd., Series 2020-2A, Class A1R, 6.73%, 1/25/2035 (TSFR3M + 140.2bps)(a),(b)	1,000,000	999,656
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, 6.71%, 1/20/2031 (TSFR3M + 139.2bps)(a),(b)	625,000	623,109
Cedar Funding XII CLO Ltd., Series 2020-12A, Class XR, 6.59%, 10/25/2034 (TSFR3M + 126.2bps)(a),(b)	833,333	833,224
Goldentree Loan Management US CLO 5 Ltd., Series 2018-3A, Class AJ, 6.98%, 4/20/2030 (TSFR3M + 156.2bps)(a),(b)	1,000,000	995,792
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class BR, 7.22%, 4/20/2035 (TSFR3M + 180.0bps)(a),(b)	1,000,000	991,379
Hildene TruPS Financials Note Securitization, Series 2019-2A, Class A1, 7.39%, 5/22/2039 (TSFR3M + 202.2bps)(a),(b)	1,785,436	1,749,727
ICG US CLO Ltd., Series 2014-1A, Class A1A2, 6.88%, 10/20/2034 (TSFR3M + 146.2bps)(a),(b)	1,000,000	997,431
Madison Park Funding XXI Ltd., Series 2016-21A, Class ABRR, 6.98%, 10/15/2032 (TSFR3M + 166.2bps)(a),(b)	1,000,000	999,758
Morgan Stanley Eaton Vance CLO, Series 2022-16A, Class A2, 6.96%, 4/15/2035 (TSFR3M + 165.0bps)(a),(b)	1,000,000	997,423
Oaktree CLO Ltd., Series 2019-3A, Class A1R, 6.88%, 10/20/2034 (TSFR3M + 146.2bps)(a),(b)	1,000,000	999,664
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class BR, 7.13%, 4/15/2030 (TSFR3M + 181.2bps)(a),(b)	2,000,000	1,999,976

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Voya CLO Ltd., Series 2020-3A, Class AR, 6.73%, 10/20/2034 (TSFR3M + 141.2bps)(a),(b)	$675,000	$675,747

Total Collateralized Loan Obligations
(Cost $17,517,206)		17,470,248

Total Investments — 99.55%
(Cost $267,657,824)		256,444,774
Other Assets in Excess of Liabilities — 0.45%		1,161,751
Net Assets — 100.00%		$257,606,525

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2024 was $120,470,056, representing 46.77% of net assets.

MTN — Medium Term Note

The accompanying notes are an integral part of these financial statements.

Yorktown Small Cap Fund

SCHEDULE OF INVESTMENTS

January 31, 2024

Fund Holdings (as a percentage of net assets)

Technology	24.33%
Financials	14.16%
Industrials	14.07%
Consumer Discretionary	11.31%
Energy	10.76%
Materials	10.11%
Health Care	4.92%
Consumer Staples	4.62%
Real Estate	3.08%
Communications	1.07%
Other	1.57%
100.00%

	Shares	Fair Value
COMMON STOCKS — 98.43%
Communications — 1.07%
Endeavor Group Holdings, Inc., Class A	7,000	$173,250
Grab Holdings Ltd., Class A(a)	52,000	159,640
		332,890
Consumer Discretionary — 11.31%
Arcos Dorados Holdings, Inc., Class A	73,000	903,740
Beazer Homes USA, Inc.(a)	14,100	447,675
Chewy, Inc.(a)	3,600	64,152
Dick’s Sporting Goods, Inc.	4,800	715,536
DraftKings, Inc., Class A(a)	9,960	388,938
Genius Sports Ltd.(a)	37,100	248,941
Target Hospitality Corp(a)	32,000	309,440
Winnebago Industries, Inc.	6,400	420,608
		3,499,030
Consumer Staples — 4.62%
BJ’s Wholesale Club Holdings, Inc.(a)	10,000	643,400
elf Beauty, Inc.(a)	3,300	526,449
Ollie’s Bargain Outlet Holdings, Inc.(a)	3,600	258,948
		1,428,797
Energy — 10.76%
Matador Resources Co.	5,500	301,895
Northern Oil and Gas, Inc.	25,600	857,600
Permian Resources Corp., Class A	56,500	761,620
Range Resources Corp.	13,400	389,136
Thermon Group Holdings, Inc.(a)	8,800	288,464
Transocean Ltd.(a)	86,100	470,106
Weatherford International PLC(a)	2,900	259,695
		3,328,516
Financials — 14.16%
American Equity Investment Life Holding Co.	12,400	684,604
First BanCorp.	44,000	733,920
Genworth Financial, Inc., Class A(a)	122,000	752,740
LPL Financial Holdings, Inc.	2,700	645,813
Merchants Bancorp	8,800	384,912
New York Community Bancorp, Inc.	35,300	228,391
Robinhood Markets, Inc., Class A(a)	17,900	192,246
StoneX Group, Inc.(a)	4,800	315,600
WisdomTree, Inc.	65,300	442,081
		4,380,307
Health Care — 4.92%
agilon health, inc.(a)	7,900	46,531
Catalyst Pharmaceuticals, Inc.(a)	40,500	583,200
RadNet, Inc.(a)	19,500	720,915
Repligen Corp.(a)	900	170,460
		1,521,106

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Industrials — 14.07%
AeroVironment, Inc.(a)	1,994	$240,556
FTI Consulting, Inc.(a)	2,600	498,186
Knight-Swift Transportation Holdings, Inc.	7,600	436,088
Mueller Industries, Inc.	32,000	1,536,000
Novanta, Inc.(a)	6,500	1,004,575
NV5 Global, Inc.(a)	1,400	146,846
Terex Corp.	8,000	491,440
		4,353,691
Materials — 10.11%
Alpha Metallurgical Resources, Inc.	2,900	1,157,796
Cleveland-Cliffs, Inc.(a)	46,500	932,325
SunCoke Energy, Inc.	48,500	497,125
Uranium Energy Corp.(a)	70,700	540,148
		3,127,394
Real Estate — 3.08%
Matson, Inc.	8,500	952,255

Technology — 24.33%
Amkor Technology, Inc.	16,500	522,390
Axcelis Technologies, Inc.(a)	4,400	572,220
Global-e Online Ltd.(a)	6,530	246,638
Jabil, Inc.	7,000	877,030
Kulicke & Soffa Industries, Inc.	7,300	367,336
Lattice Semiconductor Corp.(a)	10,400	632,944
Nano Dimension Ltd. - ADR(a)	57,800	138,720
PagerDuty, Inc.(a)	6,600	156,288
Perion Network Ltd.(a)	30,300	892,335
Rambus, Inc.(a)	24,600	1,685,838
StoneCo Ltd., Class A(a)	15,700	269,883
Super Micro Computer, Inc.(a)	2,200	1,165,142
		7,526,764
Total Common Stocks
(Cost $20,464,618)		30,450,750

CONTINGENT VALUE RIGHTS — 0.00%
Health Care — 0.00%
Sinovac Biotech Ltd.(b)	74,893	—

Total Contingent Value Rights
(Cost $—)		—

Total Investments — 98.43%
(Cost $20,464,618)		30,450,750
Other Assets in Excess of Liabilities — 1.57%		484,427
Net Assets — 100.00%		$30,935,177

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Assets and Liabilities

January 31, 2024

	Growth Fund	Multi- Sector Bond Fund	Short Term Bond Fund	Small Cap Fund
Assets:
Investments at value (identified cost of $56,994,877, $320,452,782, $267,657,824 and $20,464,618, respectively)	$80,492,692	$300,527,249	$256,444,774	$30,450,750

Cash	78,216	3,559,106	735,807	519,804
Dividends and interest receivable	15,613	2,163,892	1,148,439	4,779
Receivable for securities sold	341,740	—	107,715	—
Reclaims receivable	14,271	7,282	—	2,532
Receivable for shareholder purchases	12,504	203,789	51,506	113
Other assets	35,343	47,228	40,837	27,119
Total assets	80,990,379	306,508,546	258,529,078	31,005,097

Liabilities:
Payable for shareholder redemptions	60,959	2,848,839	627,759	32,238
Payable for securities purchased	—	803,067	—	—
Accrued distribution fees	29,770	122,101	74,309	8,741
Accrued advisory fees	36,503	102,222	127,855	4,879
Accrued accounting service and transfer agent fees	12,922	32,448	25,694	10,623
Other accrued expenses	28,763	67,069	66,936	13,439
Total liabilities	168,917	3,975,746	922,553	69,920

Net assets	$80,821,462	$302,532,800	$257,606,525	$30,935,177

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Growth Fund	Multi- Sector Bond Fund	Short Term Bond Fund	Small Cap Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	1,893,341	16,208,322	27,849,358	1,281,217
Net assets	$33,985,375	$146,034,870	$113,859,469	$19,113,088
Net asset value per share	$17.95	$9.01	$4.09	$14.92
Class A: Shares outstanding	740,965	3,177,378	2,286,384	134,817
Net assets	$12,253,119	$26,973,823	$8,726,653	$1,976,695
Net asset value per share	$16.54	$8.49	$3.82	$14.66
Maximum offering price per share(a)	$17.55	$9.01	$3.91	$15.55
Class L: Shares outstanding	2,999,660	15,742,805	39,250,624	714,906
Net assets	$34,582,968	$124,082,819	$135,020,403	$9,845,394
Net asset value per share	$11.53	$7.88	$3.44	$13.77
Class C: Shares outstanding		706,747
Net assets		$5,441,288
Net asset value per share		$7.70

Net assets consist of:
Paid-in capital	$61,229,179	$528,136,659	$287,943,972	$29,365,930
Accumulated earnings (deficit)	19,592,283	(225,603,859)	(30,337,447)	1,569,247

Net assets applicable to outstanding shares of beneficial interest	$80,821,462	$302,532,800	$257,606,525	$30,935,177

(a)	Based on maximum initial sales charge of 5.75% (2.25% for the Short Term Bond Fund).

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Operations

For the Year Ended January 31, 2024

	Growth Fund	Multi- Sector Bond Fund	Short Term Bond Fund	Small Cap Fund
Investment income
Dividends (net of foreign taxes withheld of $82,670, $—, $— and $2,386, respectively)	$847,800	$—	$—	$264,381
Interest	33,057	16,199,123	10,571,761	101,376
Total income	880,857	16,199,123	10,571,761	365,757
Expenses
Investment advisory fees	719,684	1,172,676	2,072,093	279,881
Distribution fees
Class A	—	149,087	—	3,209
Class L	315,685	1,315,059	1,009,779	60,984
Class C	—	58,779	—	—
Transfer agent fees	83,039	308,030	205,981	58,713
Accounting service fees	64,770	94,800	85,575	61,378
Registration fees	56,094	71,734	60,324	58,627
Professional fees	37,135	57,413	57,257	30,650
Shareholder reports	33,855	39,298	20,614	24,981
Trustee fees	16,811	70,333	77,533	8,957
Custodial fees	9,984	32,358	32,669	3,703
Line of credit fees	9,055	19,409	19,619	7,321
Insurance	6,525	28,918	32,985	3,449
Interest expense	6,461	1,782	9,744	3,417
Miscellaneous	32,922	155,229	177,936	17,775
Total operating expenses	1,392,020	3,574,905	3,862,109	623,045
Less expenses waived by investment adviser	(347,286)	—	(335,703)	(189,860)
Net operating expenses	1,044,734	3,574,905	3,526,406	433,185
Net investment income (loss)	(163,877)	12,624,218	7,045,355	(67,428)
Realized & Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) from security transactions	(138,566)	(16,833,123)	(4,298,272)	489,304
Net realized gain from foreign currency transactions	1,816	—	—	215
Change in unrealized appreciation (depreciation) on investments	6,540,593	16,947,600	9,886,069	470,747
Change in unrealized depreciation on foreign currency transactions	(438)	—	—	—
Net realized and change in unrealized gain on investments	6,403,405	114,477	5,587,797	960,266
Net increase in net assets resulting from operations	$6,239,528	$12,738,695	$12,633,152	$892,838

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Changes in Net Assets

	Growth Fund		Multi-Sector Bond Fund
	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Operations:
Net investment income (loss)	$(163,877)	$(297,216)	$12,624,218	$13,569,852
Net realized loss from security and foreign currency transactions	(136,750)	(2,789,490)	(16,833,123)	(6,764,527)
Change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,540,155	(3,118,750)	16,947,600	(40,214,850)
Net increase (decrease) in net assets resulting from operations	6,239,528	(6,205,456)	12,738,695	(33,409,525)
Distributions:
From earnings:
Institutional Class	—	—	(5,567,126)	(5,427,874)
Class A	—	—	(1,270,584)	(1,778,651)
Class L	—	—	(5,360,519)	(6,348,109)
Class C			(246,701)	(353,420)
	—	—	(12,444,930)	(13,908,054)
Capital Transactions — Institutional Class:
Proceeds from shares sold	6,565,200	13,191,196	51,585,745	24,874,529
Reinvestment of distributions	—	—	5,142,332	4,865,644
Amount paid for shares redeemed	(10,909,450)	(8,495,469)	(31,592,757)	(50,510,145)
Net assets received in conjunction with fund merger (Note 1)	5,952,154	—	—	—
Total Institutional Class	1,607,904	4,695,727	25,135,320	(20,769,972)
Capital Transactions — Class A:
Proceeds from shares sold	3,928,672	204,974	1,476,060	1,925,191
Reinvestment of distributions	—	—	1,014,947	1,436,896
Amount paid for shares redeemed	(1,954,623)	(1,416,160)	(13,008,106)	(14,853,967)
Net assets received in conjunction with fund merger (Note 1)	1,738,180	—	—	—
Total Class A	3,712,229	(1,211,186)	(10,517,099)	(11,491,880)
Capital Transactions — Class L:
Proceeds from shares sold	2,263,851	2,726,845	12,009,684	18,949,612
Reinvestment of distributions	—	—	4,720,461	5,683,269
Amount paid for shares redeemed	(6,200,037)	(5,729,629)	(38,707,211)	(49,498,702)
Net assets received in conjunction with fund merger (Note 1)	5,193,551	—	—	—
Total Class L	1,257,365	(3,002,784)	(21,977,066)	(24,865,821)
Capital Transactions — Class C:
Proceeds from shares sold			61,400	140,914
Reinvestment of distributions			125,040	204,215
Amount paid for shares redeemed			(1,554,842)	(4,539,162)
Total Class C			(1,368,402)	(4,194,033)
Net increase (decrease) in net assets resulting from capital share transactions	6,577,498	481,757	(8,727,247)	(61,321,706)
Total increase (decrease) in net assets	12,817,026	(5,723,699)	(8,433,482)	(108,639,285)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Growth Fund		Multi-Sector Bond Fund
	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Net Assets
Beginning of year	$68,004,436	$73,728,135	$310,966,282	$419,605,567
End of year	$80,821,462	$68,004,436	$302,532,800	$310,966,282

Share Transactions — Institutional Class:
Shares sold	391,839	847,773	5,932,530	2,771,344
Shares issued in reinvestment of distributions	—	—	592,386	534,536
Shares redeemed	(657,539)	(541,080)	(3,633,094)	(5,502,567)
Shares received in conjunction with fund merger (Note 1)	356,275	—	—	—
Total Institutional Class	90,575	306,693	2,891,822	(2,196,687)
Share Transactions — Class A:
Shares sold	262,503	13,208	178,709	224,633
Shares issued in reinvestment of distributions	—	—	123,805	166,794
Shares redeemed	(129,312)	(96,591)	(1,583,673)	(1,709,717)
Shares received in conjunction with fund merger (Note 1)	112,936	—	—	—
Total Class A	246,127	(83,383)	(1,281,159)	(1,318,290)
Share Transactions — Class L:
Shares sold	212,862	262,931	1,562,694	2,300,837
Shares issued in reinvestment of distributions	—	—	619,276	708,515
Shares redeemed	(575,574)	(566,045)	(5,057,072)	(6,086,030)
Shares received in conjunction with fund merger (Note 1)	481,891	—	—	—
Total Class L	119,179	(303,114)	(2,875,102)	(3,076,678)
Share Transactions — Class C:
Shares sold			8,349	17,599
Shares issued in reinvestment of distributions			16,777	25,889
Shares redeemed			(207,645)	(566,634)
Total Class C			(182,519)	(523,146)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Short Term Bond Fund		Small Cap Fund
	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Operations:
Net investment income (loss)	$7,045,355	$5,824,780	$(67,428)	$83,025
Net realized gain (loss) from security and foreign currency transactions	(4,298,272)	(3,113,814)	489,519	(4,110,646)
Change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,886,069	(20,164,635)	470,747	40,037
Net increase (decrease) in net assets resulting from operations	12,633,152	(17,453,669)	892,838	(3,987,584)
Distributions:
From earnings:
Institutional Class	(3,357,568)	(2,461,027)	(45,790)	(2,076,994)
Class A	(238,803)	(184,142)	(1,796)	(56,892)
Class L	(3,659,745)	(3,198,560)	—	(246,756)
	(7,256,116)	(5,843,729)	(47,586)	(2,380,642)
Capital Transactions — Institutional Class:
Proceeds from shares sold	23,548,060	81,361,752	5,382,728	11,992,554
Reinvestment of distributions	3,248,055	2,329,635	44,851	2,024,420
Amount paid for shares redeemed	(73,509,981)	(98,914,521)	(19,991,157)	(21,877,201)
Net assets received in conjunction with fund merger (Note 1)	—	—	1,959,805	—
Total Institutional Class	(46,713,866)	(15,223,134)	(12,603,773)	(7,860,227)
Capital Transactions — Class A:
Proceeds from shares sold	1,815,129	2,447,388	8,252	120,169
Reinvestment of distributions	238,042	181,859	1,767	56,890
Amount paid for shares redeemed	(2,832,953)	(4,618,262)	(210,345)	(148,063)
Net assets received in conjunction with fund merger (Note 1)	—	—	1,251,868	—
Total Class A	(779,782)	(1,989,015)	1,051,542	28,996
Capital Transactions — Class L:
Proceeds from shares sold	19,792,088	28,870,732	911,597	1,055,904
Reinvestment of distributions	3,466,116	3,023,119	—	245,370
Amount paid for shares redeemed	(69,495,578)	(192,845,596)	(850,629)	(372,989)
Net assets received in conjunction with fund merger (Note 1)	—	—	5,717,140	—
Total Class L	(46,237,374)	(160,951,745)	5,778,108	928,285
Net decrease in net assets resulting from capital share transactions	(93,731,022)	(178,163,894)	(5,774,123)	(6,902,946)
Total decrease in net assets	(88,353,986)	(201,461,292)	(4,928,871)	(13,271,172)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Short Term Bond Fund		Small Cap Fund
	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023
Net Assets
Beginning of year	$345,960,511	$547,421,803	$35,864,048	$49,135,220
End of year	$257,606,525	$345,960,511	$30,935,177	$35,864,048

Share Transactions — Institutional Class:
Shares sold	5,895,294	20,558,617	383,121	839,419
Shares issued in reinvestment of distributions	815,416	582,579	2,959	149,514
Shares redeemed	(18,439,850)	(24,614,480)	(1,435,020)	(1,462,675)
Shares received in conjunction with fund merger (Note 1)	—	—	140,094	—
Total Institutional Class	(11,729,140)	(3,473,284)	(908,846)	(473,742)
Share Transactions — Class A:
Shares sold	484,989	657,669	597	7,790
Shares issued in reinvestment of distributions	63,956	48,648	119	4,268
Shares redeemed	(760,277)	(1,228,748)	(15,508)	(10,151)
Shares received in conjunction with fund merger (Note 1)	—	—	91,080	—
Total Class A	(211,332)	(522,431)	76,288	1,907
Share Transactions — Class L:
Shares sold	5,878,329	8,465,365	69,842	74,685
Shares issued in reinvestment of distributions	1,031,376	891,752	—	19,443
Shares redeemed	(20,643,590)	(56,724,620)	(66,419)	(26,409)
Shares received in conjunction with fund merger (Note 1)	—	—	441,799	—
Total Class L	(13,733,885)	(47,367,503)	445,222	67,719

The accompanying notes are an integral part of these financial statements.

Yorktown Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$16.48	$17.92	$19.69	$16.48	$14.67
Income from investment operations
Net investment income (loss)(1)	0.04	— (2)	(0.07)	(0.10)	(0.03	)(3)
Net realized and unrealized gain (loss) on investments	1.43	(1.44)	0.82	5.23	2.99
Total income (loss) from investment operations	1.47	(1.44)	0.75	5.13	2.96

Distributions
From net realized gain on security transactions	—	—	(2.52)	(1.92)	(1.15)
Total distributions	—	—	(2.52)	(1.92)	(1.15)
Net asset value, end of year	$17.95	$16.48	$17.92	$19.69	$16.48

Total return	8.92%	(8.04)%	2.45%	31.70%	20.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,985	$29,704	$26,805	$25,611	$28,514
Ratio of expenses to average net assets before waivers	1.49%	1.46%	1.37%	1.46%	1.46	%(4)
Ratio of net expenses to average net assets	1.01%	1.00%	1.04%	1.33%	1.46	%(4)
Ratio of net investment income (loss) to average net assets	0.21%	0.01%	(0.33)%	(0.58)%	(0.17)%
Portfolio turnover rate	40%	78%	54%	94%	43%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$15.18	$16.51	$18.31	$15.44	$13.80
Income from investment operations
Net investment income (loss)(1)	0.03	— (2)	(0.07)	(0.09)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	1.33	(1.33)	0.79	4.88	2.81
Total income (loss) from investment operations	1.36	(1.33)	0.72	4.79	2.79

Distributions
From net realized gain on security transactions	—	—	(2.52)	(1.92)	(1.15)
Total distributions	—	—	(2.52)	(1.92)	(1.15)
Net asset value, end of year	$16.54	$15.18	$16.51	$18.31	$15.44

Total return (excludes sales charge)	8.96%	(8.06)%	2.48%	31.63%	20.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,253	$7,511	$9,544	$9,991	$8,835
Ratio of expenses to average net assets before waivers	1.49%	1.46%	1.37%	1.46%	1.46	%(4)
Ratio of net expenses to average net assets	1.01%	1.00%	1.04%	1.33%	1.46	%(4)
Ratio of net investment income (loss) to average net assets	0.21%	0.03%	(0.33)%	(0.57)%	(0.15)%
Portfolio turnover rate	40%	78%	54%	94%	43%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$10.69	$11.74	$13.80	$12.13	$11.16
Income from investment operations
Net investment loss(1)	(0.08)	(0.10)	(0.20)	(0.20)	(0.14	)(2)
Net realized and unrealized gain (loss) on investments	0.92	(0.95)	0.66	3.79	2.26
Total income (loss) from investment operations	0.84	(1.05)	0.46	3.59	2.12

Distributions
From net realized gain on security transactions	—	—	(2.52)	(1.92)	(1.15)
Total distributions	—	—	(2.52)	(1.92)	(1.15)
Net asset value, end of year	$11.53	$10.69	$11.74	$13.80	$12.13

Total return	7.86%	(8.94)%	1.38%	30.35%	19.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,583	$30,790	$37,380	$35,192	$27,129
Ratio of expenses to average net assets before waivers	2.49%	2.46%	2.37%	2.46%	2.46	%(3)
Ratio of net expenses to average net assets	2.01%	2.00%	2.04%	2.33%	2.46	%(3)
Ratio of net investment loss to average net assets	(0.79)%	(0.97)%	(1.33)%	(1.57)%	(1.16)%
Portfolio turnover rate	40%	78%	54%	94%	43%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Multi-Sector Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$8.97	$10.13	$10.36	$10.96	$10.46
Income from investment operations
Net investment income(1)	0.42	0.42	0.40	0.46	0.53	(2)
Net realized and unrealized gain (loss) on investments	0.01	(1.18)	(0.25)	(0.62)	0.48
Total income (loss) from investment operations	0.43	(0.76)	0.15	(0.16)	1.01

Distributions
From net investment income	(0.39)	(0.40)	(0.38)	(0.44)	(0.51)
Total distributions	(0.39)	(0.40)	(0.38)	(0.44)	(0.51)
Net asset value, end of year	$9.01	$8.97	$10.13	$10.36	$10.96

Total return	5.02%	(7.47)%	1.46%	(1.18)%	9.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$146,035	$119,412	$157,188	$150,520	$239,870
Ratio of net expenses to average net assets	0.70%	0.67%	0.61%	0.62%	0.59	%(3)
Ratio of net investment income to average net assets	4.83%	4.59%	3.85%	4.69%	4.99%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$8.47	$9.60	$9.83	$10.42	$9.98
Income from investment operations
Net investment income(1)	0.36	0.35	0.33	0.39	0.46	(2)
Net realized and unrealized gain (loss) on investments	0.01	(1.12)	(0.23)	(0.59)	0.44
Total income (loss) from investment operations	0.37	(0.77)	0.10	(0.20)	0.90

Distributions
From net investment income	(0.35)	(0.36)	(0.33)	(0.39)	(0.46)
Total distributions	(0.35)	(0.36)	(0.33)	(0.39)	(0.46)
Net asset value, end of year	$8.49	$8.47	$9.60	$9.83	$10.42

Total return (excludes sales charge)	4.54%	(8.04)%	1.04%	(1.65)%	9.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,974	$37,765	$55,430	$74,402	$91,242
Ratio of net expenses to average net assets	1.20%	1.17%	1.11%	1.12%	1.09	%(3)
Ratio of net investment income to average net assets	4.32%	4.09%	3.35%	4.17%	4.50%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$7.89	$8.97	$9.22	$9.80	$9.41
Income from investment operations
Net investment income(1)	0.29	0.29	0.26	0.32	0.38	(2)
Net realized and unrealized gain (loss) on investments	0.01	(1.05)	(0.22)	(0.55)	0.43
Total income (loss) from investment operations	0.30	(0.76)	0.04	(0.23)	0.81

Distributions
From net investment income	(0.31)	(0.32)	(0.29)	(0.35)	(0.42)
Total distributions	(0.31)	(0.32)	(0.29)	(0.35)	(0.42)
Net asset value, end of year	$7.88	$7.89	$8.97	$9.22	$9.80

Total return	4.01%	(8.47)%	0.43%	(2.12)%	8.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$124,083	$146,927	$194,587	$222,020	$291,009
Ratio of net expenses to average net assets	1.70%	1.67%	1.61%	1.62%	1.59	%(3)
Ratio of net investment income to average net assets	3.83%	3.59%	2.85%	3.68%	3.99%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$7.72	$8.78	$9.03	$9.61	$9.24
Income from investment operations
Net investment income(1)	0.29	0.28	0.26	0.32	0.37	(2)
Net realized and unrealized gain (loss) on investments	— (3)	(1.02)	(0.22)	(0.55)	0.42
Total income (loss) from investment operations	0.29	(0.74)	0.04	(0.23)	0.79

Distributions
From net investment income	(0.31)	(0.32)	(0.29)	(0.35)	(0.42)
Total distributions	(0.31)	(0.32)	(0.29)	(0.35)	(0.42)
Net asset value, end of year	$7.70	$7.72	$8.78	$9.03	$9.61

Total return (excludes sales charge)	3.98%	(8.41)%	0.45%	(2.14)%	8.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,441	$6,862	$12,400	$18,282	$25,342
Ratio of net expenses to average net assets	1.70%	1.67%	1.61%	1.62%	1.59	%(4)
Ratio of net investment income to average net assets	3.82%	3.59%	2.85%	3.68%	3.99%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less than $0.005 per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Short Term Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$3.99	$4.18	$4.27	$4.25	$4.16
Income from investment operations
Net investment income(1)	0.11	0.07	0.06	0.08	0.12	(2)
Net realized and unrealized gain (loss) on investments	0.09	(0.19)	(0.09)	0.02 (3)	0.08
Total income (loss) from investment operations	0.20	(0.12)	(0.03)	0.10	0.20

Distributions
From net investment income	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Total distributions	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Net asset value, end of year	$4.09	$3.99	$4.18	$4.27	$4.25

Total return	5.13%	(2.94)%	(0.73)%	2.43%	5.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$113,859	$157,921	$179,974	$207,543	$193,049
Ratio of expenses to average net assets before waivers or recoupments	0.96%	0.92%	0.87%	0.88%	0.89	%(4)
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.89%	0.89	%(4)
Ratio of net investment income to average net assets	2.72%	1.86%	1.46%	2.00%	2.87%
Portfolio turnover rate	24%	21%	41%	41%	62%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$3.73	$3.91	$4.00	$3.98	$3.90
Income from investment operations
Net investment income(1)	0.10	0.07	0.06	0.08	0.11	(2)
Net realized and unrealized gain (loss) on investments	0.09	(0.18)	(0.09)	0.02 (3)	0.08
Total income (loss) from investment operations	0.19	(0.11)	(0.03)	0.10	0.19

Distributions
From net investment income	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Total distributions	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Net asset value, end of year	$3.82	$3.73	$3.91	$4.00	$3.98

Total return (excludes sales charge)	5.22%	(2.88)%	(0.78)%	2.59%	5.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,727	$9,322	$11,820	$12,176	$26,090
Ratio of expenses to average net assets before waivers or recoupments	0.96%	0.92%	0.87%	0.88%	0.89	%(4)
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.89%	0.89	%(4)
Ratio of net investment income to average net assets	2.71%	1.86%	1.46%	2.06%	2.85%
Portfolio turnover rate	24%	21%	41%	41%	62%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$3.37	$3.54	$3.63	$3.63	$3.56
Income from investment operations
Net investment income(1)	0.07	0.04	0.03	0.05	0.06	(2)
Net realized and unrealized gain (loss) on investments	0.08	(0.17)	(0.08)	—	0.09
Total income (loss) from investment operations	0.15	(0.13)	(0.05)	0.05	0.15

Distributions
From net investment income	(0.08)	(0.04)	(0.04)	(0.05)	(0.08)
Total distributions	(0.08)	(0.04)	(0.04)	(0.05)	(0.08)
Net asset value, end of year	$3.44	$3.37	$3.54	$3.63	$3.63

Total return	4.49%	(3.54)%	(1.48)%	1.55%	4.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$135,020	$178,718	$355,628	$356,117	$341,987
Ratio of expenses to average net assets before waivers or recoupments	1.61%	1.57%	1.52%	1.60%	1.89	%(3)
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.61%	1.89	%(3)
Ratio of net investment income to average net assets	2.07%	1.15%	0.81%	1.29%	1.81%
Portfolio turnover rate	24%	21%	41%	41%	62%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Small Cap Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2024		2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$14.35		$16.88	$17.43	$12.23	$11.19
Income from investment operations
Net investment income (loss)(1)	—	(2)	0.05	(0.05)	— (2)	0.02	(3)
Net realized and unrealized gain (loss) on investments	0.61		(1.53)	0.37	5.21	1.17
Total income (loss) from investment operations	0.61		(1.48)	0.32	5.21	1.19

Distributions
From net investment income	(0.04)		—	—	(0.01)	—
From net realized gain on security transactions	—		(1.05)	(0.87)	—	(0.15)
Total distributions	(0.04)		(1.05)	(0.87)	(0.01)	(0.15)
Net asset value, end of year	$14.92		$14.35	$16.88	$17.43	$12.23

Total return	4.21%		(8.36)%	1.34%	42.61%	10.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,113		$31,437	$44,971	$45,375	$33,286
Ratio of expenses to average net assets before waivers	1.77%		1.53%	1.38%	1.63%	1.55	%(4)
Ratio of net expenses to average net assets	1.19%		1.17%	1.16%	1.15%	1.15	%(4)
Ratio of net investment income (loss) to average net assets	—	%(5)	0.30%	(0.28)%	(0.03)%	0.13%
Portfolio turnover rate	176%		110%	49%	50%	36%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$14.12	$16.67	$17.26	$12.13	$11.13
Income from investment operations
Net investment income (loss)(1)	(0.04)	0.01	(0.10)	(0.04)	(0.01	)(2)
Net realized and unrealized gain (loss) on investments	0.59	(1.51)	0.38	5.17	1.16
Total income (loss) from investment operations	0.55	(1.50)	0.28	5.13	1.15

Distributions
From net investment income	(0.01)	—	—	—	—
From net realized gain on security transactions	—	(1.05)	(0.87)	—	(0.15)
Total distributions	(0.01)	(1.05)	(0.87)	—	(0.15)
Net asset value, end of year	$14.66	$14.12	$16.67	$17.26	$12.13

Total return (excludes sales charge)	3.92%	(8.59)%	1.12%	42.29%	10.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,977	$827	$944	$703	$343
Ratio of expenses to average net assets before waivers	2.13%	1.78%	1.63%	1.88%	1.80	%(3)
Ratio of net expenses to average net assets	1.44%	1.42%	1.41%	1.40%	1.40	%(3)
Ratio of net investment income (loss) to average net assets	(0.29)%	0.05%	(0.53)%	(0.30)%	(0.10)%
Portfolio turnover rate	176%	110%	49%	50%	36%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$13.35	$15.94	$16.67	$11.81	$10.91
Income from investment operations
Net investment loss(1)	(0.14)	(0.10)	(0.22)	(0.13)	(0.10	)(2)
Net realized and unrealized gain (loss) on investments	0.56	(1.44)	0.36	4.99	1.15
Total income (loss) from investment operations	0.42	(1.54)	0.14	4.86	1.05

Distributions
From net realized gain on security transactions	—	(1.05)	(0.87)	—	(0.15)
Total distributions	—	(1.05)	(0.87)	—	(0.15)
Net asset value, end of year	$13.77	$13.35	$15.94	$16.67	$11.81

Total return	3.15%	(9.25)%	0.31%	41.15%	9.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,845	$3,601	$3,220	$2,292	$1,128
Ratio of expenses to average net assets before waivers	2.88%	2.53%	2.38%	2.63%	2.55	%(3)
Ratio of net expenses to average net assets	2.19%	2.17%	2.16%	2.15%	2.15	%(3)
Ratio of net investment loss to average net assets	(1.04)%	(0.70)%	(1.28)%	(1.05)%	(0.88)%
Portfolio turnover rate	176%	110%	49%	50%	36%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Notes to the Financial Statements

January 31, 2024

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Yorktown Funds is a series of the Trust. The accompanying financial statements include the Growth Fund, Multi-Sector Bond Fund, Short Term Bond Fund, and Small Cap Fund (collectively the “Funds”), each a diversified series of the Trust. Each Fund offers Class A, Class L and Institutional Class shares. In addition, the Multi-Sector Bond Fund also offers Class C shares.

The Growth Fund’s investment objective is growth of capital. The Growth Fund invest primarily in the common stock of U.S. and foreign issuers, securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, business development companies, unit investment trusts, and foreign investment companies, long-, intermediate- or short-term bonds and other fixed-income securities, and index securities (“Index Securities”), including exchange-traded funds (“ETFs”) and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Multi-Sector Bond Fund’s investment objective is current income with limited credit risk. The Multi-Sector Bond Fund invests primarily in debt securities, including U.S. Government securities, corporate bonds and structured notes, common stock of U.S. and foreign issuers, securities issued by Underlying Funds, and Index Securities.

The Short Term Bond Fund’s investment objective is to seek income consistent with the preservation of capital. Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the opinion of Yorktown Management & Research Company, Inc., the Funds’ investment adviser (the “Adviser”), offer the opportunity for income consistent with preservation of capital. The Short Term Bond Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Small Cap Fund’s investment objective is to seek to achieve long term capital appreciation. Under normal conditions, the Adviser and Sapphire Star Capital, LLC, the Small Cap Fund’s sub-adviser, seek to achieve the Small Cap Fund’s investment objective by investing at least 80% of its assets (plus the amount of any borrowings for investment purposes) in the common stock of U.S. small capitalized (“small cap”) value companies. The Small Cap Fund may also invest in securities issued by

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NOTES TO the FINANCIAL STATEMENTS, Continued

1.	Organization, continued

Underlying Funds, and Index Securities, including ETFs and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Plan of Reorganization

The shareholders of the Yorktown Capital Appreciation Fund and Yorktown Master Allocation Fund (each, a “Target Fund” and collectively, the “Target Funds”) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each Target Fund to the corresponding Acquiring Fund, as indicated below. The tax-free reorganization took place on August 25, 2023, and was designed to provide shareholders the opportunity to potentially benefit from economies of scale. For financial reporting purposes, assets received, and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Target Fund	Acquiring Fund
Yorktown Master Allocation Fund	Yorktown Growth Fund
Yorktown Capital Appreciation Fund	Yorktown Small Cap Fund

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NOTES TO the FINANCIAL STATEMENTS, Continued

1.	Organization, continued

The following is a summary of shares outstanding, net assets, NAV per share and unrealized appreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Master Allocation Fund	Growth Fund	Growth Fund
Institutional Class
Shares	410,824	1,458,576	1,814,851
Net Assets	$5,952,154	$24,372,832	$30,324,986
Net Asset Value	$14.49	$16.71	$16.71

Class A
Shares	140,625	655,449	768,385
Net Assets	$1,738,180	$10,087,963	$11,826,143
Net Asset Value	$12.36	$15.39	$15.39

Class L
Shares	527,765	2,742,618	3,224,509
Net Assets	$5,193,551	$29,558,522	$34,752,073
Net Asset Value	$9.84	$10.78	$10.78

Fund Total
Shares	1,079,214	4,856,643	5,807,745
Net Assets	$12,883,885	$64,019,317	$76,903,202
Unrealized Appreciation (Depreciation) on Investments	$—	$18,260,806	$18,260,806

Assuming the reorganization had been completed on February 1, 2023, the beginning of the annual reporting period of the Growth Fund, the Growth Fund’s pro forma results of operations for the year ended January 31, 2024 would have been as follows:

Net Investment Income (unaudited)	Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation) on Investments (unaudited)	Change in Net Assets from Operations (unaudited)
$(333,188)	$6,433,656	$6,100,468

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NOTES TO the FINANCIAL STATEMENTS, Continued

1.	Organization, continued

	Before Reorganization		After Reorganization
	Capital Appreciation Fund	Small Cap Fund	Small Cap Fund
Institutional Class
Shares	82,564	1,282,408	1,422,502
Net Assets	$1,959,805	$17,939,907	$19,899,712
Net Asset Value	$23.74	$13.99	$13.99

Class A
Shares	54,963	56,875	147,955
Net Assets	$1,251,868	$781,730	$2,033,598
Net Asset Value	$22.78	$13.74	$13.74

Class L
Shares	270,333	276,880	718,679
Net Assets	$5,717,140	$3,582,975	$9,300,115
Net Asset Value	$21.15	$12.94	$12.94

Fund Total
Shares	407,860	1,616,163	2,289,136
Net Assets	$8,928,813	$22,304,612	$31,233,425
Unrealized Appreciation (Depreciation) on Investments	$(484,472)	$6,171,652	$5,687,180

Assuming the reorganization had been completed on February 1, 2023, the beginning of the annual reporting period of the Small Cap Fund, the Small Cap Fund’s pro forma results of operations for the year ended January 31, 2024 would have been as follows:

Net Investment Income (unaudited)	Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation) on Investments (unaudited)	Change in Net Assets from Operations (unaudited)
$(179,123)	$1,204,444	$1,025,321

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Master Allocation Fund and Capital Appreciation Fund that have been included in the Growth Fund and Small Cap Fund statements of operations since January 31, 2024.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in Underlying Funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Securities that are listed on U.S. exchanges (other than ETFs) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day at the previous day’s closing price. ETFs are valued at the last sales price on the ETF’s primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are valued at an evaluated mean of the bid and ask prices. The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee pursuant to its valuation policies and procedures, which have been approved by the Board of Trustees.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market,

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NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2024, in valuing the Funds’ assets carried at fair value.

Growth Fund

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stocks	$80,492,692	$—	$—		$80,492,692
Contingent Value Rights	—	—	—	(a)	—
Total	$80,492,692	$—	$—		$80,492,692

(a)	Consists of holding: ABIOMED, Inc.

Multi-Sector Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$80,486,448	$—	$80,486,448
Collateralized Loan Obligations	—	11,139,721	—	11,139,721
Corporate Bonds and Notes	—	140,785,380	373,920	141,159,300
U.S. Government & Agencies	—	67,741,780	—	67,741,780
Total	$—	$300,153,329	$373,920	$300,527,249

Short Term Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$73,201,225	$—	$73,201,225
Collateralized Loan Obligations	—	17,470,248	—	17,470,248
Corporate Bonds and Notes	—	107,613,744	—	107,613,744
U.S. Government & Agencies	—	58,159,557	—	58,159,557
Total	$—	$256,444,774	$—	$256,444,774

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NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Small Cap Fund

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stocks	$30,450,750	$—	$—		$30,450,750
Contingent Value Rights	—	—	—	(b)	—
Total	$30,450,750	$—	$—		$30,450,750

(b)	Consists of the holding: Sinovac Biotech Ltd.

See schedules of investments for breakdown of sectors in which the Funds invest.

Following is a reconciliation of assets in which significant inputs (Level 3) were used in determining fair value for the Small Cap Fund:

Asset Category	Balance as of January 31, 2023	Realized gain (loss)	Purchases	Sales	Change in unrealized appreciation	Balance as of January 31, 2024
Common Stocks	$387,946	$(631,610)	$—	$(2,247)	$245,911	$—

Following is a reconciliation of assets in which significant inputs (Level 3) were used in determining fair value for the Multi-Sector Bond Fund:

Asset Category	Balance as of January 31, 2023	Realized gain (loss)	Purchases	Sales	Transfer in Level 3*	Transfer out Level 3*	Change in unrealized appreciation (depreciation)	Balance as of January 31, 2024
Corporate Bonds and Notes	$—	$—	$—	$—	$373,920	$—	$—	$373,920

*	The amount of transfers in and/or out are reflected at the reporting period end.

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at January 31, 2024 was as follows:

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds and Notes	$(118,080)
Total	$(118,080)

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NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The following provides quantitative information about the Multi-Sector Bond Fund’s significant Level 3 fair value measurements as of January 31, 2024:

	Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value as of January 31, 2024	Valuation Techniques	Unobservable Input	Amount or Range
Corporate Bonds and Notes	$373,920	Estimated Recovery Value	Recovery Proceeds	$15.58

The significant unobservable inputs that may be used in the fair value measurement of the Funds’ investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

Security Transactions and Investment Income

Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

Dividends and Distributions

Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the

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NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

The Funds currently offer Class A shares which include a front-end sales charge (load). The maximum front-end sales charge is 2.25% for the Short Term Bond Fund and 5.75% for the remaining Funds. Class A shares may be purchased without a front-end sales charge under certain circumstances. A contingent deferred sales charge of 1.00% is generally imposed on redemptions of Class C shares made within 13 months from the date of purchase.

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

3.	Principal Risks

In the normal course of business the Funds may trade securities, including structured notes, where the risk of potential loss exists due to such things as changes in the market (market risk), the size of the companies it invests in (small company risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Structured notes are hybrid securities that generally combine both debt and equity characteristics into a single note form. The risks of investing in structured notes include unfavorable price movements in the underlying security or index and the credit risk of the issuing financial institution. There may be no guarantee of interest payments or return of principal with structured notes, and structured notes may be less liquid than other investments held by a Fund.

Market Risks — The Funds’ investments in securities expose the Funds to various risks such as, but not limited to, interest rate and equity risks.

Interest rate risk is the risk that fixed income securities, as well as structured notes, will decline in value because of changes in interest rates. Generally, as interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The market value of equities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Small Company Risks — Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers may often have narrow markets, fewer product lines, and limited managerial and financial resources.

Credit and Counterparty Risks — The Funds will be exposed to credit risk due to the entities with whom they trade. A Fund could lose money if the issuer or guarantor of a fixed income security or structured note is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Sector Risk — If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2024, the Growth Fund had 27.66% of the value of its net assets invested in stocks within the Technology sector.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements

The Adviser, whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment adviser and manager. For its services, the Adviser receives a fee, calculated daily and payable monthly, at an annual rate as follows:

Growth Fund	1.00%
Multi-Sector Bond Fund	0.40%
Short Term Bond Fund	0.70%
Small Cap Fund	0.90%

In the interest of limiting expenses of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Funds (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the ratio of total annual operating expenses is limited as shown below:

	Class A	Class L	Institutional Class
Growth Fund	0.99%	1.99%	0.99%
Short Term Bond Fund	0.84%	1.49%	0.84%
Small Cap Fund	1.40%	2.15%	1.15%

The Adviser is entitled to the reimbursement of fees waived or reimbursed subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the applicable Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Funds. Further, any recoupments will be subject to any lower expense limitations that have been later implemented by the Board of Trustees. During the fiscal year ended January 31,

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

2024, the Adviser contractually waived fees and reimbursed expenses of $347,286, $335,703 and $189,860 in the Growth Fund, Short Term Bond Fund and Small Cap Fund, respectively. As of January 31, 2024, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

	Amount	Recoupable through
Growth Fund	$254,354	January 31, 2025
	283,176	January 31, 2026
	347,286	January 31, 2027

Short Term Bond Fund	92,315	January 31, 2025
	313,940	January 31, 2026
	335,703	January 31, 2027

Small Cap Fund	114,894	January 31, 2025
	140,942	January 31, 2026
	189,860	January 31, 2027

The Adviser has retained a sub-adviser to provide portfolio management and related services to the Small Cap Fund. The sub-adviser receives a fee from the Adviser (not the Small Cap Fund) for these services.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain transfer agency, fund accounting, fund administration, and compliance support services for the aforementioned Funds.

5.	Distribution Plan and Fees

The Trust has adopted Rule 12b-1 Plans of Distribution providing for the payment of distribution and service fees to Ultimus Fund Distributors, LLC, the Funds’ distributor. Class A shares of the Small Cap Fund pay a fee of 0.25% of each Class A shares’ average daily net assets for distribution fees. Class A shares of the Multi-Sector Bond Fund pay a fee of 0.50% of the Class A shares’ average daily net assets for distribution fees. Class L shares of each of the Funds, except Short Term Bond Fund, pay a fee of 1.00% of each Class L shares’ average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees. Class L shares of the Short Term Bond Fund pay a fee of 0.65% of Class L share’s average daily net assets. Class C shares of Multi-Sector Bond Fund pay a fee of 1.00% of Class C share’s average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

5.	Distribution Plan and Fees, continued

During the fiscal year ended January 31, 2024, the distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds:

Growth Fund	$557
Multi-Sector Bond Fund	2,616
Short Term Bond Fund	200
Small Cap Fund	11

During the fiscal year ended January 31, 2024, the distributor received the following amounts in contingent deferred sales charges related to redemptions of Class A and Class C shares of the Funds:

Multi-Sector Bond Fund, Class C	$18

6.	Investment Activity

For the fiscal year ended January 31, 2024, purchases and sales of investment securities, other than short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth Fund	$35,663,195	$28,475,941	$—	$—
Multi-Sector Bond Fund	57,099,662	101,968,539	68,734,609	30,822,432
Short Term Bond Fund	12,776,189	127,562,136	58,097,775	29,580,470
Small Cap Fund	52,414,862	55,880,862	—	—

7.	Line of Credit

The Funds entered into a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on May 24, 2024. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 30% of a Fund’s daily market value or $25 million at an interest rate equal to the Term Secured Overnight Financing Rate plus 130 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $25 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

7.	Line of Credit, continued

all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 15% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of January 31, 2024, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
Growth Fund	$5,022,693	6.62%	7	$6,461	$5,879,513
Multi-Sector Bond Fund	304,669	6.58%	32	1,782	1,274,560
Short Term Bond Fund	590,749	6.53%	91	9,744	8,788,504
Small Cap Fund	3,099,367	6.62%	6	3,417	3,146,691

(a)	Averages based on the number of days outstanding.

(b)	Number of Days Outstanding represents the total days during the fiscal year ended January 31, 2024, that a Fund utilized the Line of Credit.

8.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes may differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales, and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ 2024 tax returns, in addition to the Funds’ previous three open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Commonwealth of Virginia; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

At January 31, 2024, the gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes, were as follows:

	Growth Fund	Multi-Sector Bond Fund	Short Term Bond Fund	Small Cap Fund
Tax cost of investments	$57,041,520	$319,993,345	$267,657,824	$21,479,475
Gross unrealized appreciation	24,228,524	2,475,787	453,011	9,128,538
Gross unrealized depreciation	(784,352)	(21,941,883)	(11,666,061)	(157,263)
Net unrealized appreciation/(depreciation) on investments	$23,444,172	$(19,466,096)	$(11,213,050)	$8,971,275

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended January 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Paid-In Capital	Accumulated Earnings (Deficit)
Growth Fund	$(3,226)	$3,226
Multi-Sector Bond Fund	—	—
Short Term Bond Fund	—	—
Small Cap Fund	3,440,608	(3,440,608)

As of January 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Growth Fund	Multi-Sector Bond Fund	Short Term Bond Fund	Small Cap Fund
Undistributed ordinary income	$—	$831,316	$636,841	$—
Undistributed long-term capital gains	—	—	—	—
Accumulated earnings	—	831,316	636,841	—
Accumulated capital and other losses	(3,850,479)	(206,969,079)	(19,761,238)	(7,401,812)
Unrealized appreciation/(depreciation) on investments	23,444,172	(19,466,096)	(11,213,050)	8,971,275
Unrealized appreciation/(depreciation) on foreign currency	(1,410)	—	—	(216)
Total accumulated earnings/(deficit)	$19,592,283	$(225,603,859)	$(30,337,447)	$1,569,247

The tax character of distributions paid for the fiscal years ended January 31, 2024 and January 31, 2023 were as follows:

	Growth Fund		Short Term Bond Fund
	2024	2023	2024	2023
Distributions paid from:
Ordinary income	$—	$—	$7,256,116	$5,843,729
Long-term capital gains	—	—	—	—
Total distributions paid	$—	$—	$7,256,116	$5,843,729

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

	Multi-Sector Bond Fund		Small Cap Fund
	2024	2023	2024	2023
Distributions paid from:
Ordinary income	$12,444,930	$13,908,054	$47,586	$108
Long-term capital gains	—	—	—	2,380,534
Total distributions paid	$12,444,930	$13,908,054	$47,586	$2,380,642

At January 31, 2024, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Growth Fund	$3,788,248	$—	$3,788,248
Multi-Sector Bond Fund	86,153,805	120,815,273	206,969,078
Short Term Bond Fund	7,724,876	12,036,362	19,761,238
Small Cap Fund	6,193,109	1,176,931	7,370,040

At January 31, 2024, the Small Cap Fund utilized capital loss carryforwards of $1,510,916.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. $3,356,083 of the Small Cap Fund’s $7,370,040 capital loss carryforward is subject to Internal Revenue Code limitations.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of January 31, 2024, the following Funds had Qualified Late Year Ordinary Losses:

Growth Fund	$62,230
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Small Cap Fund	31,773

9.	Subsequent Event

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or any additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Yorktown Growth Fund, Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund, and Yorktown Small Cap Fund
and Board of Trustees of American Pension Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Pension Investors Trust comprising Yorktown Growth Fund, Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund, and Yorktown Small Cap Fund (the “Funds”) as of January 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended, the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of their operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended January 31, 2022, and prior, were audited by other auditors whose report dated March 30, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
March 28, 2024

Additional Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2024 shows the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended January 31, 2024, the following percentage of ordinary income dividends paid by the Funds qualify as qualified dividend income:

Qualified Dividend Income
Growth Fund	—%
Multi-Sector Bond Fund	—%
Short Term Bond Fund	—%
Small Cap Fund	100%

For the taxable year ended January 31, 2024, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
Growth Fund	—%
Multi-Sector Bond Fund	—%
Short Term Bond Fund	—%
Small Cap Fund	—%

For the taxable year ended January 31, 2024, of ordinary income dividends paid by the Funds qualify as qualified business income.

Qualified Business Income
Growth Fund	—%
Multi-Sector Bond Fund	—%
Short Term Bond Fund	—%
Small Cap Fund	100%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Long-Term Capital Gains Paid Amount
Growth Fund	$—
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Small Cap Fund	—

PERFORMANCE AND GROWTH OF $10,000 GRAPHS (Unaudited)

The graphs that follow assume an initial investment of $10,000 made on January 31, 2014 (or, if a shorter period, commencement of a Fund’s operations) and held through January 31, 2024. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Funds’ portfolios. Effective September 10, 2020, the Small Cap Fund’s primary benchmark Index was changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes the Russell 2000 Index is a more appropriate broad-based index for comparison purposes. Effective June 30, 2021, the Multi-Sector Bond Fund’s primary benchmark index was changed from the Dow Jones Conservative Portfolio Index to the Bloomberg U.S. Aggregate Bond Index because the adviser believes the Bloomberg U.S. Aggregate Bond Index is a more appropriate and accurate index for comparison purposes. The ICE BofA U.S. Corporate & Government, 1-3 Years Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade fixed-rate taxable bond market and also is representative of a broader market and range of securities than is found in the Funds’ portfolios. The Dow Jones Conservative Portfolio Index is made up of underlying indexes designed to measure portfolios at conservative risk levels. The Russell 2000 Index is a widely recognized unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in the Indexes; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Gross operating expense ratios by Fund and share class, as disclosed in the current prospectus as of the date of this report, are:

	Class A	Class L	Class C	Institutional Class
Growth Fund	1.46%	2.46%		1.46%
Multi-Sector Bond Fund	1.17%	1.67%	1.67%	0.67%
Short Term Bond Fund	0.92%	1.57%		0.92%
Small Cap Fund	1.90%	2.65%		1.65%

Please see the Financial Highlights section of the Funds’ financial statements for more current information with respect to Expense Ratios.

The performance data quoted represents past performance and does not guarantee future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Funds, to obtain performance data current to the most recent month end, or to obtain a prospectus, please call 1-800-544-6060. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. A Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Funds are distributed by Ultimus Fund Distributors, Inc., member FINRA.

Expense Examples (Unaudited)

Yorktown Funds

As a shareholder in a Yorktown Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2023 to January 31, 2024.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value, January 31, 2024	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Institutional Class
Actual	$ 1,000.00	$ 1,003.40	$ 5.15	1.02%
Hypothetical (5% return before expenses)	1,000.00	1,020.06	5.19	1.02%
Class A
Actual	1,000.00	1,003.60	5.15	1.02%
Hypothetical (5% return before expenses)	1,000.00	1,020.06	5.19	1.02%
Class L
Actual	1,000.00	998.30	10.17	2.02%
Hypothetical (5% return before expenses)	1,000.00	1,015.02	10.26	2.02%

Multi-Sector Bond Fund
Institutional Class
Actual	1,000.00	1,053.00	3.62	0.70%
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.57	0.70%
Class A
Actual	1,000.00	1,050.30	6.20	1.20%
Hypothetical (5% return before expenses)	1,000.00	1,019.16	6.11	1.20%
Class L
Actual	1,000.00	1,048.20	8.78	1.70%
Hypothetical (5% return before expenses)	1,000.00	1,016.64	8.64	1.70%
Class C
Actual	1,000.00	1,048.00	8.78	1.70%
Hypothetical (5% return before expenses)	1,000.00	1,016.64	8.64	1.70%

Short Term Bond Fund
Institutional Class
Actual	1,000.00	1,038.80	4.37	0.85%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class A
Actual	1,000.00	1,038.80	4.37	0.85%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class L
Actual	1,000.00	1,034.20	7.69	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63	1.50%

Small Cap Fund
Institutional Class
Actual	1,000.00	1,007.10	6.07	1.20%
Hypothetical (5% return before expenses)	1,000.00	1,019.16	6.11	1.20%
Class A
Actual	1,000.00	1,005.70	7.33	1.45%
Hypothetical (5% return before expenses)	1,000.00	1,017.90	7.37	1.45%
Class L
Actual	1,000.00	1,001.50	11.10	2.20%
Hypothetical (5% return before expenses)	1,000.00	1,014.12	11.17	2.20%

(a)

The dollar amounts shown as “Expenses Paid” are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365 (to reflect the one-half year period).

Other Information (Unaudited)

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Funds’ website at http://www.yorktownfunds.com.

Trustees and Officers (Unaudited)

Trustees and Officers. The Trust is governed by a Board of Trustees. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The names and ages of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below, as well as information regarding the experience, qualifications, attributes and skills of the Trustees. The address of each Trustee and officer is 106 Annjo Court, Suite A, Forest, Virginia, 24551. A Trustee who is considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a Fund, and the principal underwriter, and officers of the Trust, are noted.

INTERESTED TRUSTEES (1)
Name of Trustee:	David D. Basten (2)
Birth Year:	1951
Positions held with Trust and Tenure:	President and Chairman of the Board, Trustee since 1985
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:

President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services); Managing Partner, Mid-Atlantic Construction, LLC. He is the father of David M. Basten.

Other Directorships Held by Trustee:	None

Name of Trustee:	David M. Basten (2)
Birth Year:	1977
Positions held with Trust and Tenure:	Trustee since 2008. Assistant Secretary.
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Secretary, Treasurer and Director, Yorktown Management & Research Company, Inc.. He is the son of David D. Basten.
Other Directorships Held by Trustee:	None

INDEPENDENT TRUSTEES
Name of Trustee:	Mark A. Borel
Birth Year:	1952
Positions held with Trust and Tenure:	Trustee since 1985
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:

President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); Partner, JBO, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, New London Development Company (real estate); Partner, Stud Muffins, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, Bootleggers Lynchburg (restaurant); Partner, Bootleggers Partner, LLC; Manager, Humble, LLC (real estate); Manager, Humble, II, LLC (real estate); Manager, Humble, III, LLC (real estate); Partner, 2302 Bedford Restaurant, LLC dba Small Batch (restaurant); Member, 1007 Commerce Street, LLC dba My Dog Duke’s Diner (restaurant); President, Town Center Association (property owners association); President, Jefferson Square Association (property owners association).

Other Directorships Held by Trustee:	None

Name of Trustee:	Stephen B. Cox
Birth Year:	1948
Positions held with Trust and Tenure:	Trustee since 1995
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Retired
Other Directorships Held by Trustee:	None

Name of Trustee:	G. Edgar Dawson III
Birth Year:	1956
Positions held with Trust and Tenure:	Trustee since 1995
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Shareholder and Vice President, Petty, Livingston, Dawson, & Richards, P.C. (law firm); Officer and Director, Boonsboro Country Club Corporation.
Other Directorships Held by Trustee:	None

Name of Trustee:	Wayne C. Johnson
Birth Year:	1953
Positions held with Trust and Tenure:	Trustee since 1988; Lead Independent Trustee
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Retired. Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).
Other Directorships Held by Trustee:	None

OFFICERS WHO ARE NOT TRUSTEES
Name of Officer:	David D. Jones
Birth Year:	1957
Positions held with Trust and Tenure:	Chief Compliance Officer since February, 2008. Secretary since 2010.
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.
Other Directorships Held by Trustee:	None

Name of Officer:	Charles D. Foster
Birth Year:	1960
Positions held with Trust and Tenure:	Treasurer/Chief Financial Officer since 1988
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Chief Financial Officer, Yorktown Management & Research Company, Inc.
Other Directorships Held by Trustee:	None

Name of Officer:	M. Dennis Stratton
Birth Year:	1962
Positions held with Trust and Tenure:	Controller since 1989
Number of Funds in Complex Overseen	5
Principal Occupation(s) for the last Five (5) Years:	Controller, Yorktown Management & Research Company, Inc.
Other Directorships Held by Trustee:	None

(1)

Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board.

(2)

Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser and as officers of the Trust.

Privacy Notice

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

● Social Security Number

● Assets

● Retirement Assets

● Transaction History

● Checking Account History

● Purchase History

● Account Balances

● Account Transactions

● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes — to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

Who we are
Who is providing this Notice?	Yorktown Funds Yorktown Management & Research Company, Inc.
What we do
How does Yorktown Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

● Affiliates from using your information to market to you.

● Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. ● Yorktown Funds do not jointly market.

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SHAREHOLDER SERVICES

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(888) 933-8274

For Overnight Deliveries:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

EXECUTIVE OFFICES

Yorktown Funds

106 Annjo Court, Suite A

Forest, Virginia 24551

(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

This report is submitted for the general
information of the shareholders of the Trust.
The report is not authorized for distribution to
prospective investors in the Trust unless preceded
or accompanied by an effective Prospectus.

www.yorktownfunds.com

Yorktown-AR-24

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from a provision of this code of ethics to Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant hereby undertakes to provide to any person without charge, upon request, a copy of such code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-544-6060.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that the Registrant does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, although the Board has not determined that any of its members is an "audit committee financial expert" as such term is defined in Item 3 of Form N-CSR, the audit committee members collectively have sufficient financial expertise in business and finance, including the evaluation of the Registrant's financial statements, supervision of the Registrant's preparation of its financial statements, and oversight of the work of the Registrant's independent auditors. Each of the members of the Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR. The Board determined that given the collective financial expertise of the audit committee members, it was not necessary to appoint an audit committee financial expert to the audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for the fiscal years ended January 31, 2024 and January 31, 2023 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $72,000 and $92,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed for the fiscal years ended January 31, 2024 and January 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for the fiscal years ended January 31, 2024 and January 31, 2023 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,800 and $18,000, respectively.

(d) All Other Fees: The aggregate fees billed for the fiscal years ended January 31, 2024 and January 31, 2023 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1) Pre-Approval Policies and Procedures. The Registrant's Audit Committee Charter provides that the Audit Committee shall determine whether to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended January 31, 2024 and January 31, 2023 by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $12,800 and $18,000, respectively.

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

N/A

Item 6.	Schedule of Investments.

Not applicable. This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's President and Chief Financial Officer have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above and have been reasonably designed and are functioning as intended to ensure that all relevant and required information is recorded, processed, summarized and reported in this report on Form N-CSR.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to Registrant.

(a)(4)	Change in the registrant's independent public accountant: Attached hereto

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.906CERT. The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN PENSION INVESTORS TRUST
Date:	April 5, 2024
/s/ David D. Basten
David D. Basten
President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	April 5, 2024

/s/ David D. Basten
David D. Basten
President and Principal Executive Officer

Date:	April 5, 2024
/s/ Charles D. Foster
Charles D. Foster
Chief Financial Officer and Principal Financial Officer